UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706
                                   ---------

                             TEMPLETON INCOME TRUST
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                                                            -----------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/08
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                 AUGUST 31, 2008

A series of Templeton Income Trust

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                     INCOME

                                   TEMPLETON
                                GLOBAL BOND FUND

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                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

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Not part of the annual report

Contents

CEO'S MESSAGE .............................................................    1
ANNUAL REPORT
Templeton Global Bond Fund ................................................    4
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   14
Financial Highlights and Statement of Investments .........................   16
Financial Statements ......................................................   25
Notes to Financial Statements .............................................   29
Report of Independent Registered Public Accounting Firm ...................   45
Tax Designation ...........................................................   46
Board Members and Officers ................................................   48
Shareholder Information ...................................................   54

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 12, 2008

Dear Shareholder:

The enclosed annual report for Templeton Global Bond Fund covers the 12 months ended August 31, 2008, but I would like to add some comments on market events that occurred in September and early October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal

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                       Not part of the annual report | 1

Reserve and Treasury Department have moved rapidly to establish new programs for easing money-market pressures and handling troubled financial assets. The outcome of all of these efforts may take a while to be realized, but I believe that the latest actions here and abroad mark a significant turning point.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks. . . . In this century or the next it's still `Buy low, sell high.'"(3)

Sir John knew that these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by fund objective, investment clientele, management brand and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management.

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                        2 | Not part of the annual report

It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions on the ground remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Templeton Global Bond Fund, the portfolio manager discusses market conditions, investment decisions and Fund performance during the 12 months ended August 31, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 12, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, October 6, 2008.


                        Not part of the annual report | 3

Annual Report

Templeton Global Bond Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in "bonds." "Bonds" include debt securities of any maturity, such as bonds, notes and debentures.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 8/31/08

                                  (PIE CHART)

Government Bonds .......................................................   87.8%
Municipal Bonds ........................................................    1.6%
Short-Term Investments & Other Net Assets ..............................   10.6%

We are pleased to bring you Templeton Global Bond Fund's annual report for the fiscal year ended August 31, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Global Bond Fund - Class A posted a +9.62% cumulative total return. The Fund outperformed its benchmark, the Citigroup World Government Bond Index (WGBI), in local currency terms as the index had a cumulative total return of +4.66% for the same period.(1) The Fund performed comparably with the index's +9.81% cumulative

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Citigroup WGBI is market capitalization weighted and tracks total returns of government bonds in 23 developed countries globally. Country bond market returns are from subindexes of the Citigroup WGBI. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                4 | Annual Report
total return in U.S. dollar terms.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page10.


ECONOMIC AND MARKET OVERVIEW

During the Fund's fiscal year, the global economy faced several economic shocks including a U.S. housing market correction that spread globally, a commodity price upsurge and a credit crunch. Given the diverse nature of these shocks, global bond and currency markets experienced considerable volatility over the 12-month period. With multiple headwinds to growth, the global economy began to slow, led by the U.S. and later followed by Europe and other industrialized countries. Global inflation rates rose sharply as food and energy prices soared but began to moderate toward period-end as commodity prices softened and global growth waned.

U.S. economic growth remained sluggish due to continued weakness in the housing market and lower confidence among households and businesses. In second quarter 2008, real gross domestic product (GDP) growth registered 2.1% compared with second quarter 2007 (year-over-year). Continued demand weakness helped moderately reduce the U.S.'s large current account deficit. Additionally, the U.S. dollar's more than 30% decline versus major trading partners from 2001 through 2007 increased the competitiveness of U.S. producers, leading to a recovery in exports.(2) However, rising U.S. mortgage delinquencies triggered a period of significant risk reduction in the banking sector and financial markets. Deterioration in asset quality and capital positions of major U.S. financial institutions led to further distress in credit markets, which prompted U.S. policy makers to provide liquidity measures to avert a system-wide meltdown. The U.S. Federal Reserve Board (Fed) also reduced interest rates a cumulative 325 basis points (bps) from 5.25% to 2.00% during the reporting period.

European economic growth came under increased pressure and eurozone second quarter 2008 GDP growth slowed to 1.4% year-over-year.(3) However, the European Central Bank (ECB) increased interest rates 25 bps to 4.25% in July due to concerns that the significant commodity price-based inflation increase would influence households' expectations of future price developments and wage demands. Consumer price inflation surged to 3.8%, or nearly twice the rate the ECB defines as consistent with price stability.(3) While European labor markets remained stable, consumer confidence dropped sharply because of higher inflation and a less favorable economic outlook.

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

(2.) Source: Federal Reserve H10 Report.

(3.) Source: Eurostat.


                               Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/08

Americas               27.4%
Asia Pacific           27.3%
Other Europe           15.0%
EMU*                   14.1%
Supranational**         8.1%
Middle East & Africa    5.2%
Other Net Assets        2.9%

*    The Fund's EMU investments were in Austria, France, Germany and the
     Netherlands.

** The Fund's supranational investments were denominated in the Japanese yen, Mexican peso, New Zealand dollar, Norwegian krone, Polish zloty and Swedish krona.

Headwinds to growth continued to build, including pockets of housing market weakness, the effects of past interest rate tightening, the impact to European exporters of slowing global growth, and the euro's rapid strengthening throughout most of the reporting period. Non-euro European countries, excluding the U.K., continued to tighten interest rates as these nations' inflation rates deviated from their central banks' targets. For example, Poland hiked interest rates 125 bps and Norway and Sweden raised them 100 bps.

Asia's economic growth also moderated, but not to the extent seen in the U.S. or Europe. China's second quarter GDP registered 10.1% year-over-year growth, although that was below 2007's 12.0% average quarterly rate.(4) Outside of China, economic growth was more modest. In second quarter 2008, Indonesia's economy grew 6.4%, Malaysia's 6.3%, South Korea's 4.8% and Japan's 0.7%.(5) Asia also experienced rising inflation as food and energy prices surged. With oil reaching a peak price level of $145 per barrel, some Asian governments reduced the amount of their energy subsidies. However, Asian interest rates generally did not tighten as significantly as in Europe or Latin America. During the 12-month period, Indonesia hiked interest rates 75 bps, China 45 bps and South Korea 25 bps. By period-end, however, China began relaxing restrictions on lending and discussed strategies for supporting investment growth through government spending. Asia broadly continued to generate trade and current account surpluses, with the exception of South Korea. Singapore registered a current account surplus of 18.7% of GDP, Malaysia 16.5%, China 11.0% and Indonesia 2.3%.(4, 6) South Korea, on the other hand, experienced a 0.8% deficit.(7)

INVESTMENT STRATEGY

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

(4.) Source: National Bureau of Statistics (China).

(5.) Sources: EcoWin, Bank of Korea and Economic & Social Research Institute
     (Japan).

(6.) Sources: Singapore Department of Statistics; Department of Statistics
     Malaysia; Bank of Indonesia.

(7.) Source: Bank of Korea.


                                6 | Annual Report

INTEREST RATE STRATEGY

The Fund's positioning during the year under review reflected our analysis that given trade and financial linkages, global economic growth could slow due to weak U.S. demand and continued financial and credit market stresses. Although global inflation rates generally increased during the reporting period, we increased our exposure to bond markets where we identified certain characteristics. These included countries with inflation resulting from a supply shock from commodity prices rather than driven by domestic demand, central banks that demonstrated credibility and, in our view, prospects for weaker economic growth. We believed market volatility could present attractive buying opportunities because these markets' central banks would be well positioned to reduce interest rates if the supply shock fades.

Compared with the benchmark index, our interest rate positioning detracted from relative performance. Developed markets' long-term bond yields fell at the onset of the credit crisis a year ago. For example, significant monetary easing and flight to quality benefited U.S. long-term Treasury yields, which fell 71 bps during the 12-month period to 3.83% on August 31, 2008. As a result, our underweighted positioning in developed markets, including the U.S., worked against the Fund's relative performance. On the other hand, emerging bond market yields rose mostly due to risk aversion. Thus, the Fund's key duration positions including Indonesia, Brazil, Mexico and South Korea negatively impacted relative performance. Nevertheless, we saw value in these markets whose yields were attractive relative to U.S. Treasuries and have lagged the U.S.'s rally. For example, Mexico's long-term bond yields rose 64 bps to 8.44% at period-end.(8) Mexico's central bank fought to keep rising food prices from boosting inflation expectations by hiking interest rates 100 bps during the period. However, Mexico's economic growth faced increased uncertainty given that the nation has strong economic links to the weakening U.S. economy.

CURRENCY STRATEGY

Sluggish domestic economic growth, concerns over spreading financial sector weakness, and Fed interest rate cuts led to the U.S. dollar's decline during the 12-month period. The dollar fell 7.40% against the euro and 6.38% against the Japanese yen.(9) Countries with strong balance of payment fundamentals and large commodity exports also benefited. For instance, the Brazilian real gained 20.05% versus the U.S. dollar, which boosted Fund performance.(9)

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

(8.) Source: Proveedor Valor de Mercado.

(9.) Source: Exshare (via Compustat via Factset).


                               Annual Report | 7

CURRENCY BREAKDOWN
8/31/08

                          % OF TOTAL
                          NET ASSETS
                          ----------
ASIA PACIFIC                 66.0%
Japanese Yen                 27.5%
Malaysian Ringgit            12.5%
Singapore Dollar             10.3%
Indonesian Rupiah             6.6%
Kazakhstani Tenge             3.8%
Taiwanese Dollar              2.1%
Indian Rupee                  1.5%
Australian Dollar             1.3%
Vietnamese Dong               0.4%
South Korean Won              0.2%
New Zealand Dollar*          -0.2%

AMERICAS                     47.1%
U.S. Dollar                  39.2%
Brazilian Real                4.3%
Peruvian Nuevo Sol            2.2%
Chilean Peso                  1.2%
Mexican Peso                  0.2%

MIDDLE EAST & AFRICA          5.2%
Egyptian Pound                5.2%

EUROPE*                     -18.3%
Swiss Franc                  11.7%
Swedish Krona                 9.5%
Polish Zloty                  4.7%
Norwegian Krone               4.5%
Russian Ruble                 3.9%
Czech Koruna                  1.1%
British Pound Sterling*      -2.1%
Romanian Leu-New*            -3.1%
Euro*                       -48.5%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.

During the reporting period, we favored exposure to the Japanese yen and Swiss franc, which we believed could benefit from global deleveraging. Additionally, given their positive correlation to increasing risk aversion, we believed these currencies may help minimize Fund volatility. The Fund's relative performance gained from exposure to the Swiss franc during the period. Although the yen represented one of the Fund's largest currency positions, our slightly underweighted allocation compared with the benchmark index detracted slightly from relative performance.

We increasingly positioned the Fund during the period under review toward Asia, where we perceived greater relative value than in Europe. This was largely based on our outlook for a more moderate economic growth slowdown in Asia compared with Europe and the U.S., and our assessment that the euro was significantly overvalued and Asian currencies broadly undervalued. Additionally, we remained cautious with regard to the U.S. dollar versus Asian currencies given the U.S.'s large bilateral trade deficit with Asia, which at $352 billion is more than three times the deficit the U.S. has with Europe.(5) Over the past seven years, the euro appreciated 62% against the U.S. dollar while the Chinese yuan appreciated 21%.(9) In addition to our Japanese yen allocation, we continued to hold exposure to a basket of Asian currencies including the Singapore dollar and Malaysian ringgit. The Fund benefited from the 7.75% and 3.18% appreciation of the Singapore dollar and Malaysian ringgit against the U.S. dollar during the 12-month period.(9)

Reflecting our cautious view of the euro and the high correlation of many non-euro European currencies to the euro, we hedged out this implicit euro risk from our portfolio. Additionally, we added exposure to Asian currencies versus the euro to reflect our medium-term view of their relative value. Although the euro's strength provided an opportunity to build positions at what we deemed attractive valuations, it also worked against the Fund's relative performance. Additionally, our non-euro European currency holdings generated mixed performance. For example, the Polish zloty and Swiss franc appreciated 14.91% and 1.87% against the euro, benefiting Fund performance.(9) Conversely, the Swedish krona fell 0.69% against the euro and detracted from relative performance.(9)

GLOBAL SOVEREIGN DEBT STRATEGY

The Fund also invested in investment-grade and subinvestment-grade sovereign debt. As an asset class, these investments typically compensate for greater credit risk by offering higher yields relative to U.S. and European benchmark


                                8 | Annual Report
treasury yield curves. U.S. dollar-denominated emerging market debt generated a 12-month total return of +6.80% as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG).(10) Sovereign interest rate spreads rose from 235 bps at the beginning of the reporting period to 323 bps by period-end, as emerging market credit yields rose and U.S. Treasury yields fell.(10) The Fund had limited exposure to U.S. dollar-denominated emerging market debt given valuations, but we noted that credit fundamentals have improved over the past few years, as shown by reserve accumulation, more supportive economic policies and improved debt ratios.

Thank you for your continued participation in Templeton Global Bond Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab
Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton Global Bond Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

10. Source: (C) 2008 Morningstar. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.


                                Annual Report | 9

Performance Summary as of 8/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TPINX)                    CHANGE   8/31/08   8/31/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.27    $11.42    $11.15
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                  $0.7853
Short-Term Capital Gain          $0.0119
   TOTAL                         $0.7972

CLASS C (SYMBOL: TEGBX)                    CHANGE   8/31/08   8/31/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.26    $11.43    $11.17
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                  $0.7387
Short-Term Capital Gain          $0.0119
   TOTAL                         $0.7506

ADVISOR CLASS (SYMBOL: TGBAX)              CHANGE   8/31/08   8/31/07
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$0.26    $11.39    $11.13
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                  $0.8144
Short-Term Capital Gain          $0.0119
   TOTAL                         $0.8263


                               10 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(1)                       +9.62%   +61.31%  +122.97%
Average Annual Total Return(2)                   +5.00%    +9.08%    +7.88%
Value of $10,000 Investment(3)                 $10,500   $15,440   $21,352
Avg. Ann. Total Return (9/30/08)(4)              -1.22%    +7.53%    +7.41%
   Total Annual Operating Expenses(5)   0.99%

CLASS C                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(1)                       +9.17%   +58.04%  +114.25%
Average Annual Total Return(2)                   +8.17%    +9.59%    +7.92%
Value of $10,000 Investment(3)                 $10,817   $15,804   $21,425
Avg. Ann. Total Return (9/30/08)(4)              +1.89%    +8.02%    +7.45%
   Total Annual Operating Expenses(5)   1.39%

ADVISOR CLASS                                   1-YEAR    5-YEAR   10-YEAR
-------------                                  -------   -------   -------
Cumulative Total Return(1)                       +9.92%   +63.32%  +128.50%
Average Annual Total Return(2)                   +9.92%   +10.31%    +8.61%
Value of $10,000 Investment(3)                 $10,992   $16,332   $22,850
Avg. Ann. Total Return (9/30/08)(4)              +3.54%    +8.73%    +8.15%
   Total Annual Operating Expenses(5)   0.74%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   8/31/08
-------   -------
1-Year     +5.00%
5-Year     +9.08%
10-Year    +7.88%

                            CLASS A (9/1/98-8/31/08)

                               (PERFORMANCE GRAPH)

             TEMPLETON GLOBAL BOND      CITIGROUP WORLD
   DATE          FUND - CLASS A      GOVERNMENT BOND INDEX     CPI
   ----      ---------------------   ---------------------   -------
  9/1/1998          $ 9,576                 $10,000          $10,000
 9/30/1998          $ 9,890                 $10,532          $10,012
10/31/1998          $ 9,930                 $10,844          $10,037
11/30/1998          $ 9,899                 $10,691          $10,037
12/31/1998          $ 9,992                 $10,906          $10,031
 1/31/1999          $ 9,981                 $10,806          $10,055
 2/28/1999          $ 9,607                 $10,458          $10,067
 3/31/1999          $ 9,670                 $10,485          $10,098
 4/30/1999          $ 9,764                 $10,481          $10,171
 5/31/1999          $ 9,553                 $10,304          $10,171
 6/30/1999          $ 9,458                 $10,124          $10,171
 7/31/1999          $ 9,532                 $10,372          $10,202
 8/31/1999          $ 9,478                 $10,420          $10,226
 9/30/1999          $ 9,586                 $10,582          $10,275
10/31/1999          $ 9,565                 $10,577          $10,294
11/30/1999          $ 9,444                 $10,466          $10,300
12/31/1999          $ 9,509                 $10,441          $10,300
 1/31/2000          $ 9,388                 $10,218          $10,330
 2/29/2000          $ 9,465                 $10,145          $10,392
 3/31/2000          $ 9,554                 $10,459          $10,477
 4/30/2000          $ 9,296                 $10,117          $10,483
 5/31/2000          $ 9,184                 $10,196          $10,496
 6/30/2000          $ 9,491                 $10,443          $10,551
 7/31/2000          $ 9,388                 $10,267          $10,575
 8/31/2000          $ 9,308                 $10,189          $10,575
 9/30/2000          $ 9,263                 $10,169          $10,630
10/31/2000          $ 9,054                 $10,040          $10,649
11/30/2000          $ 9,219                 $10,240          $10,655
12/31/2000          $ 9,775                 $10,607          $10,649
 1/31/2001          $ 9,847                 $10,593          $10,716
 2/28/2001          $ 9,764                 $10,589          $10,759
 3/31/2001          $ 9,522                 $10,284          $10,783
 4/30/2001          $ 9,522                 $10,247          $10,826
 5/31/2001          $ 9,375                 $10,216          $10,875
 6/30/2001          $ 9,461                 $10,123          $10,894
 7/31/2001          $ 9,609                 $10,378          $10,863
 8/31/2001          $10,006                 $10,768          $10,863
 9/30/2001          $ 9,956                 $10,847          $10,912
10/31/2001          $10,107                 $10,933          $10,875
11/30/2001          $10,177                 $10,779          $10,857
12/31/2001          $10,183                 $10,502          $10,814
 1/31/2002          $10,125                 $10,307          $10,838
 2/28/2002          $10,362                 $10,361          $10,881
 3/31/2002          $10,381                 $10,332          $10,942
 4/30/2002          $10,713                 $10,702          $11,004
 5/31/2002          $10,891                 $11,005          $11,004
 6/30/2002          $11,016                 $11,536          $11,010
 7/31/2002          $10,969                 $11,649          $11,022
 8/31/2002          $11,215                 $11,853          $11,059
 9/30/2002          $11,369                 $11,982          $11,077
10/31/2002          $11,484                 $11,933          $11,095
11/30/2002          $11,639                 $11,948          $11,095
12/31/2002          $12,223                 $12,549          $11,071
 1/31/2003          $12,496                 $12,721          $11,120
 2/28/2003          $12,743                 $12,899          $11,206
 3/31/2003          $12,772                 $12,938          $11,273
 4/30/2003          $13,188                 $13,094          $11,248
 5/31/2003          $14,077                 $13,661          $11,230
 6/30/2003          $13,923                 $13,441          $11,242
 7/31/2003          $13,377                 $13,041          $11,255
 8/31/2003          $13,237                 $12,971          $11,297
 9/30/2003          $14,056                 $13,706          $11,334
10/31/2003          $13,886                 $13,637          $11,322
11/30/2003          $14,128                 $13,867          $11,291
12/31/2003          $14,825                 $14,420          $11,279
 1/31/2004          $14,794                 $14,458          $11,334
 2/29/2004          $15,012                 $14,481          $11,395
 3/31/2004          $15,101                 $14,689          $11,469
 4/30/2004          $14,557                 $14,059          $11,506
 5/31/2004          $14,617                 $14,169          $11,573
 6/30/2004          $14,603                 $14,200          $11,610
 7/31/2004          $14,661                 $14,128          $11,591
 8/31/2004          $14,989                 $14,462          $11,597
 9/30/2004          $15,395                 $14,666          $11,622
10/31/2004          $15,878                 $15,099          $11,683
11/30/2004          $16,650                 $15,644          $11,689
12/31/2004          $16,992                 $15,912          $11,646
 1/31/2005          $16,732                 $15,689          $11,671
 2/28/2005          $17,024                 $15,712          $11,738
 3/31/2005          $16,654                 $15,502          $11,830
 4/30/2005          $16,669                 $15,732          $11,909
 5/31/2005          $16,483                 $15,414          $11,897
 6/30/2005          $16,358                 $15,280          $11,903
 7/31/2005          $16,390                 $15,131          $11,958
 8/31/2005          $16,468                 $15,403          $12,020
 9/30/2005          $16,357                 $15,109          $12,166
10/31/2005          $16,262                 $14,834          $12,191
11/30/2005          $16,231                 $14,653          $12,093
12/31/2005          $16,469                 $14,818          $12,044
 1/31/2006          $17,093                 $15,010          $12,136
 2/28/2006          $17,094                 $14,932          $12,160
 3/31/2006          $17,029                 $14,758          $12,228
 4/30/2006          $17,676                 $15,110          $12,332
 5/31/2006          $17,668                 $15,387          $12,393
 6/30/2006          $17,465                 $15,226          $12,417
 7/31/2006          $17,703                 $15,348          $12,454
 8/31/2006          $17,777                 $15,490          $12,479
 9/30/2006          $17,802                 $15,446          $12,417
10/31/2006          $18,159                 $15,593          $12,350
11/30/2006          $18,568                 $16,022          $12,332
12/31/2006          $18,694                 $15,725          $12,350
 1/31/2007          $18,584                 $15,511          $12,388
 2/28/2007          $18,746                 $15,871          $12,454
 3/31/2007          $19,044                 $15,906          $12,567
 4/30/2007          $19,533                 $16,081          $12,649
 5/31/2007          $19,783                 $15,754          $12,726
 6/30/2007          $19,723                 $15,661          $12,751
 7/31/2007          $19,887                 $16,125          $12,748
 8/31/2007          $19,478                 $16,386          $12,724
 9/30/2007          $20,449                 $16,789          $12,759
10/31/2007          $20,919                 $17,062          $12,787
11/30/2007          $20,645                 $17,535          $12,863
12/31/2007          $20,724                 $17,446          $12,854
 1/31/2008          $21,442                 $18,093          $12,918
 2/29/2008          $21,999                 $18,535          $12,956
 3/31/2008          $22,136                 $19,132          $13,068
 4/30/2008          $21,851                 $18,513          $13,147
 5/31/2008          $21,583                 $18,242          $13,258
 6/30/2008          $21,018                 $18,323          $13,391
 7/31/2008          $21,399                 $18,362          $13,462
 8/31/2008          $21,352                 $17,993          $13,408

AVERAGE ANNUAL TOTAL RETURN

CLASS C   8/31/08
-------   -------
1-Year     +8.17%
5-Year     +9.59%
10-Year    +7.92%

                            CLASS C (9/1/98-8/31/08)

                               (PERFORMANCE GRAPH)

             TEMPLETON GLOBAL BOND      CITIGROUP WORLD
   DATE          FUND - CLASS C      GOVERNMENT BOND INDEX     CPI
   ----      ---------------------   ---------------------   -------
  9/1/1998          $10,000                 $10,000          $10,000
 9/30/1998          $10,313                 $10,532          $10,012
10/31/1998          $10,351                 $10,844          $10,037
11/30/1998          $10,325                 $10,691          $10,037
12/31/1998          $10,417                 $10,906          $10,031
 1/31/1999          $10,402                 $10,806          $10,055
 2/28/1999          $10,009                 $10,458          $10,067
 3/31/1999          $10,071                 $10,485          $10,098
 4/30/1999          $10,165                 $10,481          $10,171
 5/31/1999          $ 9,943                 $10,304          $10,171
 6/30/1999          $ 9,840                 $10,124          $10,171
 7/31/1999          $ 9,915                 $10,372          $10,202
 8/31/1999          $ 9,859                 $10,420          $10,226
 9/30/1999          $ 9,966                 $10,582          $10,275
10/31/1999          $ 9,940                 $10,577          $10,294
11/30/1999          $ 9,810                 $10,466          $10,300
12/31/1999          $ 9,874                 $10,441          $10,300
 1/31/2000          $ 9,744                 $10,218          $10,330
 2/29/2000          $ 9,821                 $10,145          $10,392
 3/31/2000          $ 9,911                 $10,459          $10,477
 4/30/2000          $ 9,640                 $10,117          $10,483
 5/31/2000          $ 9,521                 $10,196          $10,496
 6/30/2000          $ 9,824                 $10,443          $10,551
 7/31/2000          $ 9,726                 $10,267          $10,575
 8/31/2000          $ 9,628                 $10,189          $10,575
 9/30/2000          $ 9,590                 $10,169          $10,630
10/31/2000          $ 9,371                 $10,040          $10,649
11/30/2000          $ 9,538                 $10,240          $10,655
12/31/2000          $10,110                 $10,607          $10,649
 1/31/2001          $10,180                 $10,593          $10,716
 2/28/2001          $10,091                 $10,589          $10,759
 3/31/2001          $ 9,839                 $10,284          $10,783
 4/30/2001          $ 9,836                 $10,247          $10,826
 5/31/2001          $ 9,680                 $10,216          $10,875
 6/30/2001          $ 9,765                 $10,123          $10,894
 7/31/2001          $ 9,915                 $10,378          $10,863
 8/31/2001          $10,321                 $10,768          $10,863
 9/30/2001          $10,265                 $10,847          $10,912
10/31/2001          $10,416                 $10,933          $10,875
11/30/2001          $10,497                 $10,779          $10,857
12/31/2001          $10,501                 $10,502          $10,814
 1/31/2002          $10,425                 $10,307          $10,838
 2/28/2002          $10,666                 $10,361          $10,881
 3/31/2002          $10,682                 $10,332          $10,942
 4/30/2002          $11,020                 $10,702          $11,004
 5/31/2002          $11,199                 $11,005          $11,004
 6/30/2002          $11,324                 $11,536          $11,010
 7/31/2002          $11,272                 $11,649          $11,022
 8/31/2002          $11,521                 $11,853          $11,059
 9/30/2002          $11,675                 $11,982          $11,077
10/31/2002          $11,803                 $11,933          $11,095
11/30/2002          $11,944                 $11,948          $11,095
12/31/2002          $12,539                 $12,549          $11,071
 1/31/2003          $12,816                 $12,721          $11,120
 2/28/2003          $13,065                 $12,899          $11,206
 3/31/2003          $13,090                 $12,938          $11,273
 4/30/2003          $13,512                 $13,094          $11,248
 5/31/2003          $14,417                 $13,661          $11,230
 6/30/2003          $14,254                 $13,441          $11,242
 7/31/2003          $13,691                 $13,041          $11,255
 8/31/2003          $13,557                 $12,971          $11,297
 9/30/2003          $14,390                 $13,706          $11,334
10/31/2003          $14,212                 $13,637          $11,322
11/30/2003          $14,439                 $13,867          $11,291
12/31/2003          $15,161                 $14,420          $11,279
 1/31/2004          $15,110                 $14,458          $11,334
 2/29/2004          $15,328                 $14,481          $11,395
 3/31/2004          $15,413                 $14,689          $11,469
 4/30/2004          $14,853                 $14,059          $11,506
 5/31/2004          $14,908                 $14,169          $11,573
 6/30/2004          $14,904                 $14,200          $11,610
 7/31/2004          $14,944                 $14,128          $11,591
 8/31/2004          $15,273                 $14,462          $11,597
 9/30/2004          $15,681                 $14,666          $11,622
10/31/2004          $16,183                 $15,099          $11,683
11/30/2004          $16,948                 $15,644          $11,689
12/31/2004          $17,289                 $15,912          $11,646
 1/31/2005          $17,020                 $15,689          $11,671
 2/28/2005          $17,326                 $15,712          $11,738
 3/31/2005          $16,928                 $15,502          $11,830
 4/30/2005          $16,938                 $15,732          $11,909
 5/31/2005          $16,743                 $15,414          $11,897
 6/30/2005          $16,627                 $15,280          $11,903
 7/31/2005          $16,638                 $15,131          $11,958
 8/31/2005          $16,712                 $15,403          $12,020
 9/30/2005          $16,610                 $15,109          $12,166
10/31/2005          $16,492                 $14,834          $12,191
11/30/2005          $16,471                 $14,653          $12,093
12/31/2005          $16,691                 $14,818          $12,044
 1/31/2006          $17,333                 $15,010          $12,136
 2/28/2006          $17,311                 $14,932          $12,160
 3/31/2006          $17,241                 $14,758          $12,228
 4/30/2006          $17,907                 $15,110          $12,332
 5/31/2006          $17,893                 $15,387          $12,393
 6/30/2006          $17,665                 $15,226          $12,417
 7/31/2006          $17,917                 $15,348          $12,454
 8/31/2006          $17,969                 $15,490          $12,479
 9/30/2006          $17,988                 $15,446          $12,417
10/31/2006          $18,359                 $15,593          $12,350
11/30/2006          $18,766                 $16,022          $12,332
12/31/2006          $18,870                 $15,725          $12,350
 1/31/2007          $18,753                 $15,511          $12,388
 2/28/2007          $18,909                 $15,871          $12,454
 3/31/2007          $19,204                 $15,906          $12,567
 4/30/2007          $19,707                 $16,081          $12,649
 5/31/2007          $19,934                 $15,754          $12,726
 6/30/2007          $19,867                 $15,661          $12,751
 7/31/2007          $20,043                 $16,125          $12,748
 8/31/2007          $19,625                 $16,386          $12,724
 9/30/2007          $20,577                 $16,789          $12,759
10/31/2007          $21,060                 $17,062          $12,787
11/30/2007          $20,779                 $17,535          $12,863
12/31/2007          $20,851                 $17,446          $12,854
 1/31/2008          $21,565                 $18,093          $12,918
 2/29/2008          $22,118                 $18,535          $12,956
 3/31/2008          $22,229                 $19,132          $13,068
 4/30/2008          $21,954                 $18,513          $13,147
 5/31/2008          $21,659                 $18,242          $13,258
 6/30/2008          $21,105                 $18,323          $13,391
 7/31/2008          $21,479                 $18,362          $13,462
 8/31/2008          $21,425                 $17,993          $13,408


                               12 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   8/31/08
-------------   -------
1-Year           +9.92%
5-Year          +10.31%
10-Year          +8.61%

                         ADVISOR CLASS (9/1/98-8/31/08)

                               (PERFORMANCE GRAPH)

             TEMPLETON GLOBAL BOND      CITIGROUP WORLD
   DATE       FUND - ADVISOR CLASS   GOVERNMENT BOND INDEX     CPI
   ----      ---------------------   ---------------------   -------
  9/1/1998          $10,000                 $10,000          $10,000
 9/30/1998          $10,319                 $10,532          $10,012
10/31/1998          $10,366                 $10,844          $10,037
11/30/1998          $10,336                 $10,691          $10,037
12/31/1998          $10,445                 $10,906          $10,031
 1/31/1999          $10,436                 $10,806          $10,055
 2/28/1999          $10,047                 $10,458          $10,067
 3/31/1999          $10,115                 $10,485          $10,098
 4/30/1999          $10,204                 $10,481          $10,171
 5/31/1999          $ 9,985                 $10,304          $10,171
 6/30/1999          $ 9,888                 $10,124          $10,171
 7/31/1999          $ 9,968                 $10,372          $10,202
 8/31/1999          $ 9,923                 $10,420          $10,226
 9/30/1999          $10,029                 $10,582          $10,275
10/31/1999          $10,020                 $10,577          $10,294
11/30/1999          $ 9,896                 $10,466          $10,300
12/31/1999          $ 9,953                 $10,441          $10,300
 1/31/2000          $ 9,828                 $10,218          $10,330
 2/29/2000          $ 9,911                 $10,145          $10,392
 3/31/2000          $10,007                 $10,459          $10,477
 4/30/2000          $ 9,749                 $10,117          $10,483
 5/31/2000          $ 9,622                 $10,196          $10,496
 6/30/2000          $ 9,946                 $10,443          $10,551
 7/31/2000          $ 9,841                 $10,267          $10,575
 8/31/2000          $ 9,758                 $10,189          $10,575
 9/30/2000          $ 9,726                 $10,169          $10,630
10/31/2000          $ 9,508                 $10,040          $10,649
11/30/2000          $ 9,671                 $10,240          $10,655
12/31/2000          $10,257                 $10,607          $10,649
 1/31/2001          $10,335                 $10,593          $10,716
 2/28/2001          $10,250                 $10,589          $10,759
 3/31/2001          $ 9,999                 $10,284          $10,783
 4/30/2001          $10,001                 $10,247          $10,826
 5/31/2001          $ 9,848                 $10,216          $10,875
 6/30/2001          $ 9,940                 $10,123          $10,894
 7/31/2001          $10,098                 $10,378          $10,863
 8/31/2001          $10,518                 $10,768          $10,863
 9/30/2001          $10,467                 $10,847          $10,912
10/31/2001          $10,628                 $10,933          $10,875
11/30/2001          $10,704                 $10,779          $10,857
12/31/2001          $10,713                 $10,502          $10,814
 1/31/2002          $10,654                 $10,307          $10,838
 2/28/2002          $10,906                 $10,361          $10,881
 3/31/2002          $10,929                 $10,332          $10,942
 4/30/2002          $11,281                 $10,702          $11,004
 5/31/2002          $11,471                 $11,005          $11,004
 6/30/2002          $11,605                 $11,536          $11,010
 7/31/2002          $11,558                 $11,649          $11,022
 8/31/2002          $11,820                 $11,853          $11,059
 9/30/2002          $11,985                 $11,982          $11,077
10/31/2002          $12,109                 $11,933          $11,095
11/30/2002          $12,260                 $11,948          $11,095
12/31/2002          $12,880                 $12,549          $11,071
 1/31/2003          $13,171                 $12,721          $11,120
 2/28/2003          $13,435                 $12,899          $11,206
 3/31/2003          $13,468                 $12,938          $11,273
 4/30/2003          $13,911                 $13,094          $11,248
 5/31/2003          $14,854                 $13,661          $11,230
 6/30/2003          $14,694                 $13,441          $11,242
 7/31/2003          $14,120                 $13,041          $11,255
 8/31/2003          $13,989                 $12,971          $11,297
 9/30/2003          $14,859                 $13,706          $11,334
10/31/2003          $14,682                 $13,637          $11,322
11/30/2003          $14,926                 $13,867          $11,291
12/31/2003          $15,667                 $14,420          $11,279
 1/31/2004          $15,638                 $14,458          $11,334
 2/29/2004          $15,872                 $14,481          $11,395
 3/31/2004          $15,969                 $14,689          $11,469
 4/30/2004          $15,396                 $14,059          $11,506
 5/31/2004          $15,463                 $14,169          $11,573
 6/30/2004          $15,467                 $14,200          $11,610
 7/31/2004          $15,516                 $14,128          $11,591
 8/31/2004          $15,868                 $14,462          $11,597
 9/30/2004          $16,302                 $14,666          $11,622
10/31/2004          $16,818                 $15,099          $11,683
11/30/2004          $17,640                 $15,644          $11,689
12/31/2004          $18,007                 $15,912          $11,646
 1/31/2005          $17,735                 $15,689          $11,671
 2/28/2005          $18,049                 $15,712          $11,738
 3/31/2005          $17,659                 $15,502          $11,830
 4/30/2005          $17,679                 $15,732          $11,909
 5/31/2005          $17,484                 $15,414          $11,897
 6/30/2005          $17,356                 $15,280          $11,903
 7/31/2005          $17,393                 $15,131          $11,958
 8/31/2005          $17,480                 $15,403          $12,020
 9/30/2005          $17,365                 $15,109          $12,166
10/31/2005          $17,268                 $14,834          $12,191
11/30/2005          $17,239                 $14,653          $12,093
12/31/2005          $17,496                 $14,818          $12,044
 1/31/2006          $18,164                 $15,010          $12,136
 2/28/2006          $18,168                 $14,932          $12,160
 3/31/2006          $18,103                 $14,758          $12,228
 4/30/2006          $18,796                 $15,110          $12,332
 5/31/2006          $18,792                 $15,387          $12,393
 6/30/2006          $18,562                 $15,226          $12,417
 7/31/2006          $18,837                 $15,348          $12,454
 8/31/2006          $18,902                 $15,490          $12,479
 9/30/2006          $18,932                 $15,446          $12,417
10/31/2006          $19,335                 $15,593          $12,350
11/30/2006          $19,776                 $16,022          $12,332
12/31/2006          $19,896                 $15,725          $12,350
 1/31/2007          $19,783                 $15,511          $12,388
 2/28/2007          $19,959                 $15,871          $12,454
 3/31/2007          $20,282                 $15,906          $12,567
 4/30/2007          $20,827                 $16,081          $12,649
 5/31/2007          $21,079                 $15,754          $12,726
 6/30/2007          $21,019                 $15,661          $12,751
 7/31/2007          $21,218                 $16,125          $12,748
 8/31/2007          $20,786                 $16,386          $12,724
 9/30/2007          $21,809                 $16,789          $12,759
10/31/2007          $22,335                 $17,062          $12,787
11/30/2007          $22,047                 $17,535          $12,863
12/31/2007          $22,136                 $17,446          $12,854
 1/31/2008          $22,890                 $18,093          $12,918
 2/29/2008          $23,491                 $18,535          $12,956
 3/31/2008          $23,643                 $19,132          $13,068
 4/30/2008          $23,342                 $18,513          $13,147
 5/31/2008          $23,060                 $18,242          $13,258
 6/30/2008          $22,460                 $18,323          $13,391
 7/31/2008          $22,892                 $18,362          $13,462
 8/31/2008          $22,850                 $17,993          $13,408

ENDNOTES

CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF THE FUND'S PORTFOLIO AND ITS SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S USE OF FOREIGN CURRENCY TECHNIQUES INVOLVES SPECIAL RISKS AS IT MAY NOT ACHIEVE THE ANTICIPATED BENEFITS OR IT MAY REALIZE LOSSES FROM SUCH TECHNIQUES.THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source:(C) 2008 Morningstar. The Citigroup World Government Bond Index is market capitalization weighted and tracks total returns of government bonds in 23 developed countries globally. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 /$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 3/1/08       VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  970.60              $4.66
Hypothetical (5% return before expenses)         $1,000           $1,020.41              $4.77
CLASS C
Actual                                           $1,000           $  968.70              $6.63
Hypothetical (5% return before expenses)         $1,000           $1,018.40              $6.80
ADVISOR CLASS
Actual                                           $1,000           $  972.60              $3.37
Hypothetical (5% return before expenses)         $1,000           $1,021.72              $3.46

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.94%; C: 1.34%; and Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 15

Templeton Income Trust

FINANCIAL HIGHLIGHTS

TEMPLETON GLOBAL BOND FUND

                                                                                  YEAR ENDED AUGUST 31,
                                                             ------------------------------------------------------------
CLASS A                                                         2008         2007         2006         2005        2004
-------                                                      ----------   ----------   ----------   ----------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $    11.15   $    10.78   $    10.47   $    10.00   $   9.39
                                                             ----------   ----------   ----------   ----------   --------
Income from investment operations(a):
   Net investment income(b) ..............................         0.50         0.46         0.38         0.36       0.38
   Net realized and unrealized gains (losses) ............         0.57         0.55         0.43         0.62       0.85
                                                             ----------   ----------   ----------   ----------   --------
Total from investment operations .........................         1.07         1.01         0.81         0.98       1.23
                                                             ----------   ----------   ----------   ----------   --------
Less distributions from:
   Net investment income and net foreign currency gains ..        (0.79)       (0.63)       (0.50)       (0.51)     (0.62)
   Net realized gains ....................................        (0.01)       (0.01)          --           --         --
                                                             ----------   ----------   ----------   ----------   --------
Total distributions ......................................        (0.80)       (0.64)       (0.50)       (0.51)     (0.62)
                                                             ----------   ----------   ----------   ----------   --------
Redemption fees(c) .......................................           --           --           --           --         --
                                                             ----------   ----------   ----------   ----------   --------
Net asset value, end of year .............................   $    11.42   $    11.15   $    10.78   $    10.47   $  10.00
                                                             ==========   ==========   ==========   ==========   ========
Total return(d) ..........................................         9.62%        9.57%        7.95%        9.86%     13.24%

RATIOS TO AVERAGE NET ASSETS
Expenses(e) ..............................................         0.92%        0.99%        1.03%        1.05%      1.13%
Net investment income ....................................         4.28%        4.17%        3.59%        3.41%      3.80%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $6,695,310   $3,853,706   $1,858,368   $1,279,144   $575,480
Portfolio turnover rate ..................................        29.74%       44.33%       39.14%       27.92%     31.48%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                              YEAR ENDED AUGUST 31,
                                                             ------------------------------------------------------
CLASS C                                                         2008        2007       2006       2005       2004
-------                                                      ----------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $    11.17   $  10.79   $  10.48   $  10.01   $   9.40
                                                             ----------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ..............................         0.45       0.42       0.34       0.32       0.34
   Net realized and unrealized gains (losses) ............         0.56       0.56       0.43       0.62       0.85
                                                             ----------   --------   --------   --------   --------
Total from investment operations .........................         1.01       0.98       0.77       0.94       1.19
                                                             ----------   --------   --------   --------   --------
Less distributions from:
   Net investment income and net foreign currency gains ..        (0.74)     (0.59)     (0.46)     (0.47)     (0.58)
   Net realized gains ....................................        (0.01)     (0.01)        --         --         --
                                                             ----------   --------   --------   --------   --------
Total distributions ......................................        (0.75)     (0.60)     (0.46)     (0.47)     (0.58)
                                                             ----------   --------   --------   --------   --------
Redemption fees(c) .......................................           --         --         --         --         --
                                                             ----------   --------   --------   --------   --------
Net asset value, end of year .............................   $    11.43   $  11.17   $  10.79   $  10.48   $  10.01
                                                             ==========   ========   ========   ========   ========
Total return(d) ..........................................         9.17%      9.22%      7.52%      9.42%     12.66%

RATIOS TO AVERAGE NET ASSETS
Expenses(e) ..............................................         1.32%      1.39%      1.42%      1.45%      1.53%
Net investment income ....................................         3.88%      3.77%      3.20%      3.01%      3.40%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $1,979,992   $993,769   $467,302   $351,391   $141,485
Portfolio turnover rate ..................................        29.74%     44.33%     39.14%     27.92%     31.48%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                             YEAR ENDED AUGUST 31,
                                                             --------------------------------------------------------
ADVISOR CLASS                                                   2008         2007        2006       2005       2004
-------------                                                ----------   ----------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $    11.13   $    10.75   $  10.45   $   9.98   $   9.38
                                                             ----------   ----------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ..............................         0.53         0.49       0.41       0.39       0.40
   Net realized and unrealized gains (losses) ............         0.55         0.56       0.42       0.62       0.84
                                                             ----------   ----------   --------   --------   --------
Total from investment operations .........................         1.08         1.05       0.83       1.01       1.24
                                                             ----------   ----------   --------   --------   --------
Less distributions from:
   Net investment income and net foreign currency gains ..        (0.81)       (0.66)     (0.53)     (0.54)     (0.64)
   Net realized gains ....................................        (0.01)       (0.01)        --         --         --
                                                             ----------   ----------   --------   --------   --------
Total distributions ......................................        (0.82)       (0.67)     (0.53)     (0.54)     (0.64)
                                                             ----------   ----------   --------   --------   --------
Redemption fees(c) .......................................           --           --         --         --         --
                                                             ----------   ----------   --------   --------   --------
Net asset value, end of year .............................   $    11.39   $    11.13   $  10.75   $  10.45   $   9.98
                                                             ==========   ==========   ========   ========   ========
Total return .............................................         9.92%        9.97%      8.14%     10.16%     13.43%

RATIOS TO AVERAGE NET ASSETS
Expenses(d) ..............................................         0.67%        0.74%      0.78%      0.80%      0.88%
Net investment income ....................................         4.53%        4.42%      3.84%      3.66%      4.05%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $2,394,380   $1,156,962   $444,064   $268,413   $117,398
Portfolio turnover rate ..................................        29.74%       44.33%     39.14%     27.92%     31.48%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Income Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008

       TEMPLETON GLOBAL BOND FUND                                          PRINCIPAL AMOUNT(a)           VALUE
---------------------------------------------------------------------   -------------------------   ---------------
       BONDS 87.8%
       ARGENTINA 2.2%
(b, c) Government of Argentina, senior bond, FRN, 3.127%, 8/03/12....          599,300,000          $   238,230,699
                                                                                                    ---------------
       AUSTRALIA 2.4%
       New South Wales Treasury Corp., 6.00%, 5/01/12................          111,150,000    AUD        94,323,029
       Queensland Treasury Corp.,
          6.00%, 7/14/09.............................................           63,490,000    AUD        54,302,340
(d)       144A, 7.125%, 9/18/17......................................          155,600,000    NZD       112,100,753
                                                                                                    ---------------
                                                                                                        260,726,122
                                                                                                    ---------------
       AUSTRIA 3.6%
       Government of Austria, 4.00%, 7/15/09.........................            4,400,000    EUR         6,434,803
       Oesterreichische Kontrollbank AG, senior bond, 2.75%,
          6/14/11....................................................          435,000,000    CHF       394,630,167
                                                                                                    ---------------
                                                                                                        401,064,970
                                                                                                    ---------------
       BRAZIL 4.3%
       Nota Do Tesouro Nacional,
          9.762%, 1/01/12............................................              193,210(e) BRL       106,817,897
          9.762%, 1/01/14............................................               78,500(e) BRL        41,826,262
          9.762%, 1/01/17............................................              349,070(e) BRL       178,128,962
(f)       Index Linked, 6.00%, 5/15/15...............................               25,800(e) BRL        25,326,643
(f)       Index Linked, 6.00%, 5/15/45...............................              131,725(e) BRL       124,661,372
                                                                                                    ---------------
                                                                                                        476,761,136
                                                                                                    ---------------
       CANADA 0.2%
       Province of Manitoba, 6.375%, 9/01/15.........................           25,200,000    NZD        17,164,144
       Province of Ontario, 6.25%, 6/16/15...........................           10,115,000    NZD         6,798,628
                                                                                                    ---------------
                                                                                                         23,962,772
                                                                                                    ---------------
       EGYPT 5.0%
(g, h) Egypt Treasury Bills, 9/16/08 - 9/01/09.......................        3,118,750,000    EGP       555,431,444
                                                                                                    ---------------
       FRANCE 4.3%
       Government of France,
          4.25%, 10/25/17............................................          297,300,000    EUR       433,574,139
          4.25%, 4/25/19.............................................           28,750,000    EUR        41,604,591
                                                                                                    ---------------
                                                                                                        475,178,730
                                                                                                    ---------------
       GERMANY 3.6%
(b)    KfW Bankengruppe, FRN, 0.688%, 8/08/11........................       44,050,000,000    JPY       404,155,918
                                                                                                    ---------------
       INDONESIA 6.1%
       Government of Indonesia,
          13.15%, 3/15/10............................................       33,650,000,000    IDR         3,789,925
          15.425%, 9/15/10...........................................       23,800,000,000    IDR         2,790,657
          10.00%, 10/15/11...........................................       12,660,000,000    IDR         1,318,596
          13.15%, 1/15/12............................................       10,900,000,000    IDR         1,235,936
          11.00%, 12/15/12...........................................        8,700,000,000    IDR           923,279
          14.25%, 6/15/13............................................      194,977,000,000    IDR        23,080,578
          9.00%, 9/15/13.............................................      550,800,000,000    IDR        53,670,062


                               Annual Report | 19

Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                          PRINCIPAL AMOUNT(a)           VALUE
---------------------------------------------------------------------   -------------------------   ---------------
       BONDS (CONTINUED)
       INDONESIA (CONTINUED)
       Government of Indonesia, (continued)
          14.275%, 12/15/13..........................................      301,008,000,000    IDR   $    35,807,340
          11.00%, 10/15/14...........................................      112,410,000,000    IDR        11,752,083
          9.50%, 6/15/15.............................................       37,750,000,000    IDR         3,640,618
          10.75%, 5/15/16............................................      113,310,000,000    IDR        11,533,054
          10.00%, 7/15/17............................................      104,700,000,000    IDR        10,108,063
          15.00%, 7/15/18............................................        1,150,000,000    IDR           145,226
          9.00%, 9/15/18.............................................      337,460,000,000    IDR        30,075,751
          11.50%, 9/15/19............................................      133,190,000,000    IDR        13,906,794
          11.00%, 11/15/20...........................................      401,970,000,000    IDR        40,416,636
          12.80%, 6/15/21............................................      243,940,000,000    IDR        27,522,262
          12.90%, 6/15/22............................................       60,210,000,000    IDR         6,824,665
          10.25%, 7/15/22............................................      119,000,000,000    IDR        11,225,222
          9.50%, 7/15/23.............................................    2,087,100,000,000    IDR       183,237,988
          11.75%, 8/15/23............................................       63,865,000,000    IDR         6,656,291
          11.00%, 9/15/25............................................      623,820,000,000    IDR        61,168,608
          12.00%, 9/15/26............................................       66,550,000,000    IDR         7,026,256
          10.25%, 7/15/27............................................      563,820,000,000    IDR        51,664,349
          10.00%, 2/15/28............................................      755,740,000,000    IDR        67,645,154
          9.75%, 5/15/37.............................................       84,550,000,000    IDR         7,251,253
                                                                                                    ---------------
                                                                                                        674,416,646
                                                                                                    ---------------
       IRAQ 0.2%
(i)    Government of Iraq, Reg S, 5.80%, 1/15/28.....................           27,995,000               20,679,907
                                                                                                    ---------------
       MALAYSIA 6.7%
       Government of Malaysia,
          3.917%, 9/30/08............................................            5,200,000    MYR         1,532,442
          4.305%, 2/27/09............................................          116,825,000    MYR        34,526,943
          7.00%, 3/15/09.............................................          222,519,000    MYR        66,714,455
          6.844%, 10/01/09...........................................           16,300,000    MYR         4,958,128
          3.756%, 4/28/11............................................        1,189,860,000    MYR       349,523,084
          3.833%, 9/28/11............................................           30,925,000    MYR         9,094,397
          3.461%, 7/31/13............................................          205,925,000    MYR        59,001,593
          3.814%, 2/15/17............................................          300,040,000    MYR        82,514,890
          4.24%, 2/07/18.............................................          458,220,000    MYR       129,814,259
                                                                                                    ---------------
                                                                                                        737,680,191
                                                                                                    ---------------
       MEXICO 11.2%
       Government of Mexico,
          9.00%, 12/20/12............................................            1,158,000(j) MXN        11,513,571
          8.00%, 12/19/13............................................            3,457,500(j) MXN        33,045,430
          8.00%, 12/17/15............................................            6,970,000(j) MXN        66,196,364
          7.25%, 12/15/16............................................            7,460,000(j) MXN        67,378,270
          7.75%, 12/14/17............................................           32,111,500(j) MXN       298,541,724
          10.00%, 12/05/24...........................................           68,916,900(j) MXN       759,861,591
                                                                                                    ---------------
                                                                                                      1,236,536,950
                                                                                                    ---------------


                               20 | Annual Report

Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                          PRINCIPAL AMOUNT(a)           VALUE
---------------------------------------------------------------------   -------------------------   ---------------
       BONDS (CONTINUED)
       NETHERLANDS 2.6%
       Government of the Netherlands, 4.50%, 7/15/17.................          197,690,000    EUR   $   293,221,636
                                                                                                    ---------------
       NEW ZEALAND 0.2%
       Government of New Zealand,
          7.00%, 7/15/09.............................................            6,888,000    NZD         4,832,803
          6.00%, 11/15/11............................................           10,837,000    NZD         7,578,451
          6.50%, 4/15/13.............................................            6,650,000    NZD         4,734,857
                                                                                                    ---------------
                                                                                                         17,146,111
                                                                                                    ---------------
       NORWAY 3.3%
       Government of Norway,
          5.50%, 5/15/09.............................................          846,400,000    NOK       155,458,198
          6.00%, 5/16/11.............................................          253,775,000    NOK        47,815,937
          6.50%, 5/15/13.............................................          847,100,000    NOK       167,287,605
                                                                                                    ---------------
                                                                                                        370,561,740
                                                                                                    ---------------
       PERU 0.6%
       Government of Peru,
          7.84%, 8/12/20.............................................           74,675,000    PEN        25,034,316
          Series 7, 8.60%, 8/12/17...................................          110,435,000    PEN        39,038,258
                                                                                                    ---------------
                                                                                                         64,072,574
                                                                                                    ---------------
       PHILIPPINES 0.2%
(i)    Government of the Philippines, Reg S, 9.125%, 2/22/10.........           15,795,000    EUR        23,791,095
                                                                                                    ---------------
       POLAND 2.8%
       Government of Poland,
          6.00%, 5/24/09.............................................          229,820,000    PLN       100,701,400
          5.75%, 9/23/22.............................................          495,970,000    PLN       211,862,942
                                                                                                    ---------------
                                                                                                        312,564,342
                                                                                                    ---------------
       SINGAPORE 2.2%
       Government of Singapore,
          4.375%, 1/15/09............................................          331,185,000    SGD       236,552,104
          2.375%, 10/01/09...........................................            7,310,000    SGD         5,224,080
                                                                                                    ---------------
                                                                                                        241,776,184
                                                                                                    ---------------
       SOUTH AFRICA 0.0%(k)
       Government of South Africa, 5.25%, 5/16/13....................            1,200,000    EUR         1,680,988
                                                                                                    ---------------
       SOUTH KOREA 9.1%
       Korea Deposit Insurance Corp.,
          5.57%, 9/14/12.............................................       44,400,000,000    KRW        39,547,284
          5.28%, 2/15/13.............................................        5,957,000,000    KRW         5,153,627
       Korea Treasury Bond,
          5.25%, 9/10/12.............................................      172,957,000,000    KRW       155,656,059
          5.00%, 9/10/16.............................................       32,036,000,000    KRW        27,719,617
          5.50%, 9/10/17.............................................      691,002,700,000    KRW       615,510,379
          5.25%, 3/10/27.............................................      198,699,500,000    KRW       168,365,100
                                                                                                    ---------------
                                                                                                      1,011,952,066
                                                                                                    ---------------


                               Annual Report | 21

Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                          PRINCIPAL AMOUNT(a)           VALUE
---------------------------------------------------------------------   -------------------------   ---------------
       BONDS (CONTINUED)
(l)    SUPRANATIONAL 8.1%
       European Bank For Reconstruction & Development, senior note,
          5.10%, 6/12/09.............................................          485,000,000    PLN   $   212,598,411
       European Investment Bank, senior note,
          4.00%, 4/15/09.............................................           67,500,000    SEK        10,378,836
          4.50%, 5/15/13.............................................          340,210,000    NOK        60,435,791
          6.50%, 9/10/14.............................................           51,500,000    NZD        35,384,648
(b)       FRN, 0.709%, 9/21/11.......................................       36,910,700,000    JPY       339,185,729
       Inter-American Development Bank,
          7.50%, 4/15/15.............................................            5,600,000    NZD         4,073,302
          6.00%, 12/15/17............................................           10,200,000    NZD         6,742,838
          senior note, 7.50%, 12/05/24...............................        2,473,000,000    MXN       212,098,522
       International Bank for Reconstruction and Development, 7.50%,
          7/30/14....................................................           14,802,000    NZD        10,719,697
                                                                                                    ---------------
                                                                                                        891,617,774
                                                                                                    ---------------
       SWEDEN 8.9%
       Government of Sweden,
          5.00%, 1/28/09.............................................        4,192,110,000    SEK       650,564,337
          4.00%, 12/01/09............................................        1,840,150,000    SEK       283,450,278
(g)       Strip, 9/17/08.............................................          335,000,000    SEK        51,816,779
                                                                                                    ---------------
                                                                                                        985,831,394
                                                                                                    ---------------
       TOTAL BONDS (COST $9,820,317,794).............................                                 9,719,041,389
                                                                                                    ---------------
       MUNICIPAL BONDS 1.6%
       UNITED STATES AND U.S TERRITORIES 1.6%
       Alabama Public Housing Authorities Capital Program Revenue,
          Series B, FSA Insured, 4.45%, 1/01/24......................            6,765,000                6,524,031
       California State GO, Refunding,
          5.125%, 4/01/33............................................           41,400,000               41,140,836
          5.00%, 4/01/38.............................................           44,480,000               43,424,490
       Florida State Hurricane Catastrophe Fund Finance Corp.
          Revenue, Series A, 4.25%, 7/01/14..........................           28,490,000               28,634,729
       Metropolitan Atlanta Rapid Transit Authority Sales Tax
          Revenue, Refunding, Third Indenture Series A, FGIC Insured,
          5.00%, 7/01/19.............................................           12,600,000               13,674,528
       New York City GO, Sub Series L-1, 5.00%, 4/01/26..............            6,500,000                6,633,640
       North Carolina Eastern Municipal Power Agency Power System
          Revenue, Refunding, Series A, Assured Guaranty, 5.25%,
          1/01/19....................................................           20,600,000               22,203,916
       Puerto Rico Commonwealth GO, Public Improvement, Refunding,
          Series A, MBIA Insured, 5.50%, 7/01/21.....................            7,450,000                7,777,427
       Wisconsin State GO, Series A, FGIC Insured, 5.00%, 5/01/21....            4,000,000                4,207,480
                                                                                                    ---------------
       TOTAL MUNICIPAL BONDS (COST $175,765,923).....................                                   174,221,077
                                                                                                    ---------------

                                                                             NOTIONAL AMOUNT
                                                                        -------------------------
       OPTIONS PURCHASED (COST $3,750) 0.0%(k)
       PUTS
       BRAZIL 0.0%(k)
(m)    Brazilian Real Put, strike price 2.05 BRL, expiration date
          1/20/09................................................       $          100,000                      140
                                                                                                    ---------------


                               22 | Annual Report

Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                          PRINCIPAL AMOUNT(a)            VALUE
---------------------------------------------------------------------   -------------------------   ---------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $9,996,087,467)......................................                               $ 9,893,262,606
                                                                                                    ---------------
       SHORT TERM INVESTMENTS 7.7%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 0.4%
       EGYPT 0.0%(k)
(g)    Egypt Treasury Bills, 10/07/08................................            6,750,000    EGP         1,246,070
                                                                                                    ---------------
       MALAYSIA 0.4%
(g)    Malaysia Treasury Bills, 9/23/08 - 11/28/08...................          138,900,000    MYR        40,766,467
                                                                                                    ---------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $42,011,012).........................................                                    42,012,537
                                                                                                    ---------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
          (COST $10,038,098,479).....................................                                 9,935,275,143
                                                                                                    ---------------

                                                                                  SHARES
                                                                        -------------------------
       MONEY MARKET FUND (COST $808,191,236) 7.3%
       UNITED STATES 7.3%
(n)    Franklin Institutional Fiduciary Trust Money Market Portfolio,
          2.15%......................................................          808,191,236              808,191,236
                                                                                                    ---------------
       TOTAL INVESTMENTS (COST $10,846,289,715) 97.1%................                                10,743,466,379
       NET UNREALIZED APPRECIATIONON FORWARD EXCHANGE CONTRACTS
          1.5%.......................................................                                   173,263,217
       OTHER ASSETS, LESS LIABILITIES 1.4%...........................                                   152,952,471
                                                                                                    ---------------
       NET ASSETS 100.0%.............................................                               $11,069,682,067
                                                                                                    ===============

CURRENCY ABBREVIATIONS
AUD   -  Australian Dollar
BRL   -  Brazilian Real
CHF   -  Swiss Franc
EGP   -  Egyptian Pound
EUR   -  Euro
IDR   -  Indonesian Rupiah
JPY   -  Japanese Yen
KRW   -  South Korean Won
MXN   -  Mexican Peso
MYR   -  Malaysian Ringgit
NOK   -  Norwegian Krone
NZD   -  New Zealand Dollar
PEN   -  Peruvian Nuevo Sol
PLN   -  Polish Zloty
SEK   -  Swedish Krona
SGD   -  Singapore Dollar

SELECTED PORTFOLIO ABBREVIATIONS
FGIC  -  Financial Guaranty Insurance Co.
FRN   -  Floating Rate Note
FSA   -  Financial Security Assurance Inc.
GO    -  General Obligation
MBIA  -  Municipal Bond Investors Assurance Corp.


                               Annual Report | 23

Templeton Income Trust

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2008, the value of this security was $112,100,753, representing 1.01% of net assets.

(e)  Principal amount is stated in 1,000 Brazilian Real Units.

(f)  Redemption price at maturity is adjusted for inflation. See Note 1(h).

(g)  The security is traded on a discount basis with no stated coupon rate.

(h)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(i) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2008, the aggregate value of these securities was $44,471,002, representing 0.40% of net assets.

(j)  Principal amount is stated in 100 Mexican Peso Units.

(k)  Rounds to less than 0.1% of net assets.

(l) A supranational organization is an entity formed by two or more central governments through international treaties.

(m)  Non-income producing for the twelve months ended August 31, 2008.

(n) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Templeton Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008

                                                                    TEMPLETON GLOBAL
                                                                        BOND FUND
                                                                    ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...............................   $ 10,038,098,479
      Cost - Sweep Money Fund (Note 7) ..........................        808,191,236
                                                                    ----------------
      Total cost of investments .................................   $ 10,846,289,715
                                                                    ----------------
      Value - Unaffiliated issuers ..............................   $  9,935,275,143
      Value - Sweep Money Fund (Note 7) .........................        808,191,236
                                                                    ----------------
      Total value of investments ................................     10,743,466,379
   Cash on deposit with brokers for swap contracts ..............          1,875,000
   Foreign currency, at value (cost $14,553,205) ................         14,563,448
   Receivables:
      Capital shares sold .......................................         44,315,582
      Interest ..................................................        183,028,430
   Unrealized appreciation on forward exchange contracts
      (Note 8) ..................................................        301,664,267
   Unrealized appreciation on swap contracts (Note 9) ...........            243,024
                                                                    ----------------
         Total assets ...........................................     11,289,156,130
                                                                    ----------------
Liabilities:
   Payables:
      Investment securities purchased ...........................         13,677,416
      Capital shares redeemed ...................................         29,111,953
      Affiliates ................................................          7,464,413
   Unrealized depreciation on forward exchange contracts
      (Note 8) ..................................................        128,401,050
   Unrealized depreciation on swap contracts (Note 9) ...........         38,338,574
   Accrued expenses and other liabilities .......................          2,480,657
                                                                    ----------------
         Total liabilities ......................................        219,474,063
                                                                    ----------------
            Net assets, at value ................................   $ 11,069,682,067
                                                                    ----------------
Net assets consist of:
   Paid-in capital ..............................................   $ 10,874,690,449
   Undistributed net investment income ..........................        165,675,595
   Net unrealized appreciation (depreciation) ...................         27,574,096
   Accumulated net realized gain (loss) .........................          1,741,927
                                                                    ----------------
            Net assets, at value ................................   $ 11,069,682,067
                                                                    ================

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Templeton Income Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2008

                                                                    TEMPLETON GLOBAL
                                                                        BOND FUND
                                                                    ----------------
CLASS A:
   Net assets, at value .........................................   $  6,695,309,770
                                                                    ----------------
   Shares outstanding ...........................................        586,493,621
                                                                    ----------------
   Net asset value per share(a) .................................   $          11.42
                                                                    ----------------
   Maximum offering price per share (net asset value per share
      /95.75%) ..................................................   $          11.93
                                                                    ----------------
CLASS C:
   Net assets, at value .........................................   $  1,979,992,370
                                                                    ----------------
   Shares outstanding ...........................................        173,188,944
                                                                    ----------------
   Net asset value and maximum offering price per share(a) ......   $          11.43
                                                                    ----------------
ADVISOR CLASS:
   Net assets, at value .........................................   $  2,394,379,927
                                                                    ----------------
   Shares outstanding ...........................................        210,233,246
                                                                    ----------------
   Net asset value and maximum offering price per share(a) ......   $          11.39
                                                                    ----------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Templeton Income Trust

STATEMENT OF OPERATIONS
for the year ended August 31, 2008

                                                                    TEMPLETON GLOBAL
                                                                        BOND FUND
                                                                    ----------------
Investment income:
   Dividends- Sweep Money Fund (Note 7) .........................   $        844,036
   Interest (net of foreign taxes of $7,751,428) ................        471,034,188
                                                                    ----------------
         Total investment income ................................        471,878,224
                                                                    ----------------
Expenses:
   Management fees (Note 3a) ....................................         36,885,077
   Administrative fees (Note 3b) ................................          7,371,697
   Distribution fees: (Note 3c)
      Class A ...................................................         14,143,922
      Class C ...................................................         10,258,173
   Transfer agent fees (Note 3e) ................................          9,743,311
   Custodian fees (Note 4) ......................................          4,446,176
   Reports to shareholders ......................................            751,389
   Registration and filing fees .................................          1,086,470
   Professional fees ............................................            171,176
   Trustees' fees and expenses ..................................            182,834
   Other ........................................................            135,059
                                                                    ----------------
         Total expenses .........................................         85,175,284
         Expense reductions (Note 4) ............................           (106,426)
                                                                    ----------------
            Net expenses ........................................         85,068,858
                                                                    ----------------
               Net investment income ............................        386,809,366
                                                                    ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...............................................        248,570,330
      Foreign currency transactions .............................         41,344,967
                                                                    ----------------
            Net realized gain (loss) ............................        289,915,297
                                                                    ----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................       (240,502,446)
      Translation of other assets and liabilities denominated in
         foreign currencies .....................................        158,170,998
                                                                    ----------------
            Net change in unrealized appreciation
               (depreciation) ...................................        (82,331,448)
                                                                    ----------------
   Net realized and unrealized gain (loss) ......................        207,583,849
                                                                    ----------------
   Net increase (decrease) in net assets resulting from
      operations ................................................   $    594,393,215
                                                                    ================

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Templeton Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       TEMPLETON GLOBAL BOND FUND
                                                                    --------------------------------
                                                                          YEAR ENDED AUGUST 31,
                                                                    --------------------------------
                                                                          2008             2007
                                                                    ---------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .....................................   $   386,809,366   $  175,392,260
      Net realized gain (loss) from investments and foreign
         currency transactions ..................................       289,915,297      145,506,415
      Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and liabilities
         denominated in foreign currencies ......................       (82,331,448)       7,284,479
                                                                    ---------------   --------------
            Net increase (decrease) in net assets resulting from
               operations .......................................       594,393,215      328,183,154
                                                                    ---------------   --------------
   Distributions to shareholders from:
      Net investment income and net foreign currency gains:
         Class A ................................................      (364,059,413)    (153,681,419)
         Class C ................................................       (94,083,391)     (35,965,880)
         Advisor Class ..........................................      (124,590,094)     (43,422,714)
      Net realized gains:
         Class A ................................................        (4,403,508)      (1,701,498)
         Class C ................................................        (1,142,894)        (428,181)
         Advisor Class ..........................................        (1,354,158)        (437,118)
                                                                    ---------------   --------------
   Total distributions to shareholders ..........................      (589,633,458)    (235,636,810)
                                                                    ---------------   --------------
   Capital share transactions: (Note 2)
         Class A ................................................     2,828,754,836    1,932,398,186
         Class C ................................................       990,675,692      511,467,700
         Advisor Class ..........................................     1,240,899,625      698,247,570
                                                                    ---------------   --------------
   Total capital share transactions .............................     5,060,330,153    3,142,113,456
                                                                    ---------------   --------------
   Redemption fees ..............................................           155,169           43,670
                                                                    ---------------   --------------
            Net increase (decrease) in net assets ...............     5,065,245,079    3,234,703,470
Net assets:
   Beginning of year ............................................     6,004,436,988    2,769,733,518
                                                                    ---------------   --------------
   End of year ..................................................   $11,069,682,067   $6,004,436,988
                                                                    ===============   ==============
Undistributed net investment income included in net assets:
   End of year ..................................................   $   165,675,595   $   78,623,893
                                                                    ===============   ==============

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton Global Bond Fund (Fund) included in this report is non-diversified. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                               Annual Report | 29

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                               30 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. INTEREST RATE SWAPS

The Fund may enter into interest rate swap contracts to hedge the risk of changes in interest rates. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The net interest receivable or payable is recorded as unrealized appreciation or depreciation. Payments received or made are recorded as realized gain or loss on the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. The risks of interest rate swaps include changes in the market conditions and the possible inability of the counterparty to fulfill its obligations under the agreement.

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or exchange rate, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


                               Annual Report | 31

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.


                                32 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee will be eliminated.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                        YEAR ENDED AUGUST 31,
                                    ------------------------------------------------------------
                                                 2008                            2007
                                    -----------------------------    ----------------------------
                                       SHARES          AMOUNT           SHARES         AMOUNT
                                    ------------   --------------    -----------   --------------
CLASS A SHARES:
   Shares sold ..................    345,309,955   $ 4,046,431,768   205,697,025   $2,295,240,861
   Shares issued in reinvestment
      of distributions ..........     24,969,124       288,026,397    10,245,984      113,890,146
   Shares redeemed ..............   (129,339,299)   (1,505,703,329)  (42,822,166)    (476,732,821)
                                    ------------   ---------------   -----------   --------------
   Net increase (decrease) ......    240,939,780   $ 2,828,754,836   173,120,843   $1,932,398,186
                                    ============   ===============   ===========   ==============


                               Annual Report | 33

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)


                                                        YEAR ENDED AUGUST 31,
                                      --------------------------------------------------------
                                                   2008                         2007
                                      -----------------------------   ------------------------
                                        SHARES            AMOUNT        SHARES       AMOUNT
                                      ------------   --------------   ----------  ------------
CLASS C SHARES:
   Shares sold ....................    103,602,012   $1,217,267,408   51,480,867  $576,192,314
   Shares issued in reinvestment of
      distributions ...............      5,609,588       64,774,543    2,192,188    24,389,940
   Shares redeemed ................    (25,008,145)    (291,366,259)  (7,989,073)  (89,114,554)
                                       -----------   --------------   ----------  ------------
   Net increase (decrease) ........     84,203,455   $  990,675,692   45,683,982  $511,467,700
                                       ===========   ==============   ==========  ============
ADVISOR CLASS SHARES:
   Shares sold ....................    125,035,277   $1,459,490,053   65,856,402  $733,474,567
   Shares issued in reinvestment of
      distributions ...............      5,786,199       66,586,978    2,258,291    25,034,399
   Shares redeemed ................    (24,563,156)    (285,177,406)  (5,430,933)  (60,261,396)
                                       -----------   --------------   ----------  ------------
   Net increase (decrease) ........    106,258,320   $1,240,899,625   62,683,760  $698,247,570
                                       ===========   ==============   ==========  ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                     AFFILIATION
-------------------------------------------------------------  ------------------------
Franklin Advisers, Inc. (Advisers)                             Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:


ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
0.50%                 Up to and including $200 million
0.45%                 Over $200 million, up to and including $1.3 billion
0.40%                 In excess of $1.3 billion


                                34 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
0.150%                Up to and including $200 million
0.135%                Over $200 million, up to and including $700 million
0.100%                Over $700 million, up to and including $1.2 billion
0.075%                In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....   0.25%
Class C .....   0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $3,142,865
Contingent deferred sales charges retained ......   $  530,121

E. TRANSFER AGENT FEES

For the year ended August 31, 2008, the Fund paid transfer agent fees of $9,743,311, of which $5,404,430 was retained by Investor Services.


                               Annual Report | 35

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended August 31, 2008 and 2007, was as follows:

                                   2008           2007
                               ------------   ------------
Distributions paid from:
   Ordinary income .........   $589,633,458   $235,401,684
   Long term capital gain ..             --        235,126
                               ------------   ------------
                               $589,633,458   $235,636,810
                               ============   ============


At August 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .........................   $10,881,232,352
                                                ===============
Unrealized appreciation .....................   $   274,412,718
Unrealized depreciation .....................      (412,178,691)
                                                ---------------
Net unrealized appreciation (depreciation) ..   $  (137,765,973)
                                                ===============
Undistributed ordinary income ...............   $   349,539,631
Undistributed long term capital gains .......        15,456,929
                                                ---------------
Distributable earnings ......................   $   364,996,560
                                                ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, interest rate swaps, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2008, aggregated $7,024,270,286 and $2,183,549,532, respectively.


                               36 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At August 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                                      CONTRACT        SETTLEMENT    UNREALIZED      UNREALIZED
                                                     AMOUNT(A)           DATE      APPRECIATION    DEPRECIATION
                                                -------------------   ----------   ------------   -------------
CONTRACTS TO BUY
    279,175,000 Japanese Yen ................         2,512,826        9/04/08     $     53,009   $          --
  5,136,976,625 Japanese Yen ................        34,075,000 EUR    9/12/08               --      (2,718,337)
    400,000,000 Indian Rupee ................        13,896,609 NZD    9/24/08               --        (600,951)
  2,819,076,300 Japanese Yen ................        25,560,000        9/25/08          378,941              --
  4,226,052,000 Japanese Yen ................        38,100,000        9/26/08          786,938              --
  4,443,463,750 Kazakhstani Tenge ...........        35,050,000       10/10/08        2,051,522              --
 13,854,500,000 Chilean Peso ................        27,500,000       10/20/08               --        (593,704)
  6,159,856,250 Chilean Peso ................        12,200,000       10/22/08               --        (239,114)
  7,563,000,000 Chilean Peso ................        15,000,000       10/23/08               --        (315,751)
     23,793,446 Swiss Franc .................        20,650,000       10/27/08          969,953              --
  4,544,000,000 Kazakhstani Tenge ...........        35,500,000       11/03/08        2,437,800              --
  7,876,740,000 Japanese Yen ................        71,000,000       11/04/08        1,651,502              --
  1,719,248,100 Japanese Yen ................        16,216,262       11/14/08               --        (350,189)
  1,913,894,500 Japanese Yen ................        17,976,326       11/21/08               --        (307,329)
     31,360,000 Euro ........................       115,875,200 RON   12/03/08               --      (1,305,816)
     26,135,000 Euro ........................        94,778,578 RON   12/04/08               --        (355,579)
  3,805,000,000 Japanese Yen ................        34,455,905       12/04/08          698,567              --
  2,495,897,250 Japanese Yen ................        23,351,895       12/05/08               --        (290,791)
  2,547,205,800 Japanese Yen ................        23,913,159       12/08/08               --        (373,519)
  4,967,270,010 Kazakhstani Tenge ...........        38,365,000       12/12/08        3,034,667              --
  2,161,100,000 Japanese Yen ................        20,000,000       12/15/08               --         (19,654)
  2,163,000,000 Japanese Yen ................        20,000,000       12/17/08              444              --
  3,315,048,000 Kazakhstani Tenge ...........        25,520,000       12/22/08        2,092,616              --
  2,590,384,500 Kazakhstani Tenge ...........        20,197,930        1/16/09        1,346,218              --
  5,108,250,000 Kazakhstani Tenge ...........        39,908,203        1/20/09        2,566,748              --
    313,215,750 Japanese Yen ................         3,001,531        1/22/09               --         (98,729)
     21,149,490 Peruvian Nuevo Sol ..........        82,377,074 MXN    1/22/09               --        (716,043)
  3,040,722,500 Japanese Yen ................        29,000,000        2/05/09               --        (794,327)
  4,728,133,500 Kazakhstani Tenge ...........        36,655,382        2/06/09        2,618,817              --


                               Annual Report | 37

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

8.  FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                      CONTRACT        SETTLEMENT    UNREALIZED      UNREALIZED
                                                     AMOUNT(A)           DATE      APPRECIATION    DEPRECIATION
                                                -------------------   ----------   ------------   -------------
CONTRACTS TO BUY (CONTINUED)
  4,079,549,945 Japanese Yen ................        38,744,924        2/12/09     $         --   $    (886,284)
  4,747,949,850 Japanese Yen ................        44,695,000        2/17/09               --        (619,542)
    612,408,000 Kazakhstani Tenge ...........         4,740,000        2/26/09          340,737              --
  1,476,100,000 Indian Rupee ................        47,837,726 NZD    2/27/09          394,428              --
  3,503,442,868 Kazakhstani Tenge ...........        27,191,542        2/27/09        1,871,685              --
  8,780,525,080 Kazakhstani Tenge ...........        70,165,615        4/30/09        2,291,257              --
     47,975,788 Peruvian Nuevo Sol ..........       194,612,153 MXN    5/07/09               --      (2,174,742)
     24,699,600 Peruvian Nuevo Sol ..........         9,000,000        5/08/09               --        (731,660)
     37,655,755 Peruvian Nuevo Sol ..........        13,931,097        5/15/09               --      (1,330,526)
     47,104,522 Peruvian Nuevo Sol ..........        17,413,871        5/19/09               --      (1,655,019)
     10,930,000 Peruvian Nuevo Sol ..........         2,603,150 EUR    5/22/09               --        (112,821)
    209,400,800 Russian Ruble ...............         5,600,000 EUR    5/22/09          181,159              --
  4,722,350,433 Kazakhstani Tenge ...........       413,845,572 MXN    5/27/09          214,624              --
    146,570,000 Taiwanese Dollar ............         3,200,009 EUR    5/27/09           12,950              --
    384,155,000 Russian Ruble ...............        10,399,995 EUR    6/02/09          142,699              --
    941,742,430 Russian Ruble ...............       424,664,636 MXN    6/16/09               --      (2,357,059)
    159,282,000 Malaysian Ringgit ...........        31,522,264 EUR    7/07/09        1,623,272              --
    123,575,000 Singapore Dollar ............        59,396,780 EUR    7/07/09        2,397,494              --
     86,450,000 Malaysian Ringgit ...........        17,396,816 EUR    7/09/09          467,159              --
    105,375,000 Malaysian Ringgit ...........        21,129,090 EUR    7/17/09          692,144              --
  1,547,703,667 Japanese Yen ................         9,539,123 EUR    7/22/09          729,087              --
     62,126,822 Malaysian Ringgit ...........        12,536,184 EUR    8/05/09          311,929              --
     13,600,000 Malaysian Ringgit ...........         2,742,599 EUR    8/07/09           71,092              --
  3,524,228,750 Japanese Yen ................        21,734,374 EUR    8/10/09        1,703,860              --
  1,960,502,250 Japanese Yen ................        12,356,626 EUR    8/11/09          565,794              --
  3,303,419,200 Japanese Yen ................        21,200,676 EUR    8/21/09          436,324              --
  3,653,034,000 Japanese Yen ................        23,422,890 EUR    8/26/09          530,934              --
CONTRACTS TO SELL
     25,676,395 Mexican Peso ................     1,167,505,659 CLP    9/15/08               --        (216,350)
    294,631,150 Mexican Peso ................    13,462,050,783 CLP   10/01/08               --      (2,320,985)
    293,380,020 Mexican Peso ................    13,359,323,253 CLP   10/02/08               --      (2,397,430)
 33,462,329,800 South Korean Won ............        40,607,160 CHF   11/13/08        6,208,746             --
    173,995,000 Romanian Leu-New ............       385,883,788 NOK   11/17/08               --        (327,194)
 31,594,490,000 South Korean Won ............        38,986,772 CHF   11/17/08        6,452,565              --
146,408,193,750 South Korean Won ............       172,638,222 CHF   11/25/08       22,634,972              --
 27,129,960,000 South Korean Won ............        32,290,268 CHF   11/26/08        4,467,464              --
 72,279,474,000 South Korean Won ............        86,076,996 CHF   11/28/08       11,951,035              --
 28,127,778,400 South Korean Won ............        34,013,058 CHF   12/02/08        5,123,112              --
 89,271,080,000 South Korean Won ............       106,871,796 CHF   12/03/08       15,282,573              --
      4,940,820 Euro ........................       775,402,409 JPY   12/08/08               --         (44,517)
 41,414,305,200 South Korean Won ............        50,058,388 CHF   12/09/08        7,532,558              --
 39,221,309,400 South Korean Won ............        60,484,709 SGD   12/10/08        6,889,497              --


                               38 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                      CONTRACT        SETTLEMENT    UNREALIZED      UNREALIZED
                                                     AMOUNT(a)           DATE      APPRECIATION    DEPRECIATION
                                                -------------------   ----------   ------------   -------------
CONTRACTS TO SELL (CONTINUED)
    146,781,915 Romanian Leu-New ............       378,876,415 SEK   12/15/08     $         --   $  (1,173,566)
 24,106,790,750 South Korean Won ............        29,463,201 CHF   12/15/08        4,684,238              --
    470,261,221 Mexican Peso ................       119,032,520 PEN    1/20/09               --      (4,668,954)
127,879,215,000 South Korean Won ............       147,248,250 CHF    1/20/09       16,761,430              --
    200,215,434 Mexican Peso ................       696,169,086 INR    1/22/09               --      (3,401,201)
    387,746,910 Mexican Peso ................        33,954,806        1/22/09               --      (2,942,060)
 81,377,742,000 South Korean Won ............        85,409,049        1/23/09       10,858,065              --
    505,362,025 Mexican Peso ................     1,754,162,125 INR    1/27/09               --      (8,634,694)
     75,904,600 Euro ........................       110,665,111        1/28/09          178,952              --
     75,904,600 Euro ........................       110,763,787        1/29/09          283,177              --
     30,348,887 Euro ........................        44,077,813        1/29/09               --         (95,578)
     30,331,862 Euro ........................        44,484,709        2/04/09          349,397              --
    478,036,590 Mexican Peso ................        42,203,283        2/06/09               --      (3,188,460)
    737,945,610 Mexican Peso ................        65,215,466        2/09/09               --      (4,826,000)
     13,727,783 New Zealand Dollar ..........   162,356,984,464 VND    2/12/09               --        (209,535)
    188,300,469 Romanian Leu-New ............     1,240,192,938 CZK    2/12/09               --      (2,352,629)
     68,833,241 Romanian Leu-New ............       455,545,272 CZK    2/17/09               --        (706,416)
     48,044,248 Euro ........................        69,402,319        2/19/09               --        (453,341)
     18,321,401 New Zealand Dollar ..........   216,968,810,301 VND    2/20/09               --        (287,020)
    107,286,149 Euro ........................       156,044,306        2/23/09           83,055              --
    214,572,298 Euro ........................    33,011,089,758 JPY    2/23/09               --      (5,362,010)
    107,286,149 Euro ........................       155,844,933        2/23/09               --        (116,318)
    143,048,199 Euro ........................    22,028,921,977 JPY    2/25/09               --      (3,327,875)
     71,524,099 Euro ........................       104,532,471        2/25/09          568,733              --
 39,858,000,000 South Korean Won ............        42,000,000        2/25/09        5,508,354              --
    204,729,820 Euro ........................       299,330,194        2/26/09        1,759,227              --
     71,524,099 Euro ........................    10,969,436,491 JPY    2/26/09               --      (2,071,030)
    321,858,448 Euro ........................    50,044,768,742 JPY    2/27/09               --      (2,931,891)
    526,825,561 Euro ........................       778,067,471        2/27/09       12,371,691              --
    663,958,477 Mexican Peso ................        58,964,449        2/27/09               --      (3,893,079)
     49,184,431 Romanian Leu-New ............       318,665,928 CZK    2/27/09               --        (874,150)
 39,787,020,000 South Korean Won ............        42,000,000        2/27/09        5,574,303              --
     71,524,100 Euro ........................       107,211,765        3/03/09        3,276,798              --
    113,621,907 Mexican Peso ................        10,118,163        3/03/09               --        (632,088)
    107,286,150 Euro ........................       160,492,213        3/04/09        4,596,954              --
 39,572,400,000 South Korean Won ............        42,000,000        3/04/09        5,773,186              --
     35,762,050 Euro ........................        53,861,224        3/09/09        1,908,119              --
     35,762,050 Euro ........................     5,500,131,766 JPY    3/09/09               --        (831,281)
     35,762,050 Euro ........................        54,034,669        3/10/09        2,083,960              --
     26,821,538 Euro ........................     4,111,607,668 JPY    3/10/09               --        (744,700)
     35,762,050 Euro ........................        54,648,525        3/17/09        2,714,579              --
 59,732,800,000 South Korean Won ............        59,667,166 CHF    3/25/09               --        (362,823)
 84,000,000,000 South Korean Won ............        86,728,603 CHF    3/27/09        2,060,827              --
     63,678,460 Euro ........................     9,708,389,682 JPY    3/31/09               --      (2,055,865)


                               Annual Report | 39

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                      CONTRACT        SETTLEMENT    UNREALIZED      UNREALIZED
                                                     AMOUNT(a)           DATE      APPRECIATION    DEPRECIATION
                                                -------------------   ----------   ------------   -------------
CONTRACTS TO SELL (CONTINUED)
    227,735,251 Mexican Peso ................        20,400,900        4/01/09     $         --   $  (1,053,057)
     43,009,803 Mexican Peso ................       489,503,170 KZT    4/01/09               --          (2,430)
 32,868,150,000 South Korean Won ............        33,998,006 CHF    4/01/09          866,567              --
    217,296,269 Euro ........................    33,637,604,258 JPY    4/06/09               --      (2,077,355)
 42,000,000,000 South Korean Won ............        43,574,947 CHF    4/06/09        1,231,323              --
     50,760,000 British Pound Sterling ......        98,637,847        4/07/09        7,423,739              --
     34,147,991 British Pound Sterling ......        89,322,266 SGD    4/14/09        2,247,571              --
    194,888,232 Euro ........................       410,879,577 SGD    4/14/09        9,843,006              --
    133,344,579 Euro ........................       206,296,954        4/14/09       12,902,462              --
     64,962,745 Euro ........................    10,105,767,019 JPY    4/14/09               --         (78,940)
     34,190,917 Euro ........................        71,201,217 SGD    4/17/09        1,110,273              --
    102,572,751 Euro ........................       214,725,797 SGD    4/20/09        4,165,689              --
     29,771,646 Euro ........................     4,655,630,485 JPY    4/20/09          218,023              --
     34,096,694 Euro ........................       166,170,238 MYR    4/21/09               --        (273,841)
     17,048,347 Euro ........................        35,706,058 SGD    4/24/09          712,477              --
     25,540,503 British Pound Sterling ......       153,473,904 MYR    4/27/09               --        (434,261)
     17,048,347 Euro ........................        35,588,424 SGD    4/27/09          634,676              --
     13,836,250 New Zealand Dollar ..........       423,942,691 INR    4/28/09           74,268              --
      8,513,501 British Pound Sterling ......        51,465,816 MYR    4/30/09               --         (50,333)
    527,279,235 Mexican Peso ................       133,781,288 PEN    4/30/09               --      (4,655,049)
    958,839,826 Mexican Peso ................        86,791,278        5/04/09               --      (3,095,227)
    236,448,091 Mexican Peso ................       875,519,992 INR    5/04/09               --      (2,629,938)
     11,081,426 Euro ........................        22,640,461 SGD    5/06/09           73,661              --
  1,085,880,645 Mexican Peso ................        98,937,683        5/06/09               --      (2,828,116)
      8,513,501 British Pound Sterling ......        51,308,316 MYR    5/07/09               --         (89,169)
    121,591,935 Mexican Peso ................     5,307,487,946 CLP    5/15/09               --      (1,259,163)
    617,332,796 Mexican Peso ................     1,714,677,647 TWD    5/18/09               --      (3,412,707)
     84,372,354 Mexican Peso ................     3,672,053,587 CLP    5/20/09               --        (892,843)
    479,077,300 Mexican Peso ................     1,878,989,078 INR    5/20/09               --      (2,925,048)
    274,949,872 Mexican Peso ................       749,309,888 TWD    6/02/09               --      (1,919,429)
    299,944,587 Mexican Peso ................       671,683,094 RUB    6/04/09               --      (1,430,140)
     55,138,155 Euro ........................       271,424,920 MYR    6/09/09          594,234              --
     68,795,891 Euro ........................       106,050,586        6/10/09        6,521,231              --
     45,948,460 Euro ........................       228,662,511 MYR    6/10/09        1,231,518              --
    425,229,976 Mexican Peso ................       944,393,253 RUB    6/10/09               --      (2,321,411)
      7,786,571 Euro ........................        38,857,325 MYR    6/12/09          241,688              --
     68,659,949 Mexican Peso ................     3,105,764,127 CLP    6/12/09               --        (496,259)
     10,212,458 Euro ........................        50,720,171 MYR    6/15/09          247,322              --
     20,245,086 Euro ........................       100,213,176 MYR    6/16/09          392,894              --
    890,963,908 Mexican Peso ................     1,979,768,517 RUB    6/16/09               --      (4,788,996)
    273,071,485 Mexican Peso ................       610,771,234 RUB    6/19/09               --      (1,304,851)
    208,355,522 Mexican Peso ................       462,986,804 RUB    6/29/09               --      (1,102,195)


                               40 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                      CONTRACT        SETTLEMENT    UNREALIZED      UNREALIZED
                                                     AMOUNT(a)           DATE      APPRECIATION    DEPRECIATION
                                                -------------------   ----------   ------------   -------------
CONTRACTS TO SELL (CONTINUED)
    208,355,522 Mexican Peso ................     2,392,025,565 KZT    6/29/09     $    251,236   $          --
    359,167,941 Mexican Peso ................        98,494,625 PEN    6/30/09               --        (502,295)
    575,584,861 Mexican Peso ................     1,269,233,113 RUB    7/10/09               --      (3,389,903)
     45,828,146 Euro ........................        70,846,877        7/13/09        4,626,604              --
     22,914,073 Euro ........................        47,366,826 SGD    7/13/09          721,941              --
    338,198,973 Mexican Peso ................       744,635,337 RUB    7/13/09               --      (2,030,014)
     45,828,148 Euro ........................        70,925,757        7/14/09        4,707,929              --
     22,914,073 Euro ........................        47,438,318 SGD    7/14/09          775,587              --
     26,439,316 Euro ........................     1,211,673,841 TWD    7/14/09          196,256              --
     17,626,212 Euro ........................        87,796,162 MYR    7/14/09          541,042              --
     22,914,072 Euro ........................        47,835,804 SGD    7/15/09        1,062,100              --
     43,360,478 Euro ........................       216,929,863 MYR    7/15/09        1,616,057              --
     45,828,149 Euro ........................        71,656,894        7/15/09        5,441,511              --
     36,309,993 Euro ........................     1,675,474,040 TWD    7/15/09          634,069              --
      4,935,340 Euro ........................       228,506,242 TWD    7/16/09          110,908              --
     11,280,774 Euro ........................        56,415,151 MYR    7/16/09          414,805              --
     11,457,036 Euro ........................        57,321,843 MYR    7/17/09          429,617              --
     11,457,036 Euro ........................        23,805,429 SGD    7/17/09          453,296              --
     22,914,073 Euro ........................        35,970,512        7/17/09        2,865,270              --
     11,457,036 Euro ........................       531,245,574 TWD    7/17/09          282,949              --
     17,626,209 Euro ........................        27,448,414        7/22/09        1,987,549              --
     11,457,036 Euro ........................        23,832,468 SGD    7/24/09          481,670              --
     40,540,286 Euro ........................        63,417,169        7/24/09        4,861,499              --
      7,931,794 Euro ........................        39,905,649 MYR    7/24/09          367,178              --
     12,514,611 Euro ........................       577,155,087 TWD    7/24/09          214,594              --
    120,838,289 Mexican Peso ................       337,332,169 TWD    7/24/09               --        (505,892)
    120,838,289 Mexican Peso ................       271,161,122 RUB    7/24/09               --        (515,813)
      9,322,000 Euro ........................       343,515,700 RUB    7/28/09           63,455              --
      6,188,690 Euro ........................        31,048,659 MYR    7/31/09          263,897              --
    858,408,017 Mexican Peso ................        81,062,186        7/31/09        1,606,202              --
    503,476,639 Mexican Peso ................        47,502,277        8/04/09          925,998              --
     74,619,935 New Zealand Dollar ..........   495,237,586,334 IDR    8/05/09          849,793              --
     85,340,289 New Zealand Dollar ..........     1,432,010,043 RUB    8/12/09               --        (882,423)
     41,666,566 New Zealand Dollar ..........       697,331,649 RUB    8/14/09               --        (500,811)
     39,464,159 New Zealand Dollar ..........   478,246,409,266 VND    8/14/09               --        (556,615)
Unrealized appreciation (depreciation) on offsetting forward exchange
   contracts ...................................................................     10,574,696              --
                                                                                   ------------   -------------
   Unrealized appreciation (depreciation) on forward exchange contracts ........   $301,664,267   $(128,401,050)
                                                                                   ------------   -------------
      NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD EXCHANGE
         CONTRACTS .............................................................   $173,263,217
                                                                                   ============

(a)  In U.S. unless otherwise indicated.


                               Annual Report | 41

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

CURRENCY ABBREVIATIONS
CHF - Swiss Franc
CLP - Chilean Peso
CZK - Czech Koruna
EUR - Euro
IDR - Indonesian Rupiah
INR - Indian Rupee
JPY - Japanese Yen
KZT - Kazakhstani Tenge
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
RON - Romanian Leu-New
RUB - Russian Ruble
SEK - Swedish Krona
SGD - Singapore Dollar
TWD - Taiwanese Dollar
VND - Vietnamese Dong

9. INTEREST RATE SWAPS

At August 31, 2008, the Fund had the following interest rate swap contracts outstanding:

COUNTER-         RECEIVE -            PAY -             NOTIONAL PRINCIPAL   EXPIRATION    UNREALIZED      UNREALIZED
PARTY           FIXED RATE        FLOATING RATE              AMOUNT(a)          DATE      APPRECIATION   (DEPRECIATION)
--------        ----------   ------------------------   ------------------   ----------   ------------   --------------
JPMorgan           6.25%     Tasa Nominal Annual Rate    6,585,000,000 CLP     3/28/13      $     --      $   (928,968)
JPMorgan           7.16%     NZD Bank Bill Rate             53,000,000 NZD     7/31/13       126,729                --
JPMorgan           7.12%     NZD Bank Bill Rate             53,700,000 NZD     8/01/13        64,826                --
JPMorgan           7.06%     NZD Bank Bill Rate             53,700,000 NZD     8/04/13            --           (38,654)
JPMorgan           7.04%     NZD Bank Bill Rate            107,400,000 NZD     8/05/13            --          (155,844)
JPMorgan           7.05%     NZD Bank Bill Rate             26,850,000 NZD     8/06/13            --           (37,466)
JPMorgan           7.05%     NZD Bank Bill Rate             26,850,000 NZD     8/07/13            --           (21,983)
JPMorgan           7.00%     NZD Bank Bill Rate             28,425,600 NZD     8/14/13            --           (56,542)
JPMorgan           6.25%     Tasa Nominal Annual Rate    4,390,000,000 CLP     3/29/18            --          (886,021)
JPMorgan           6.46%     Tasa Nominal Annual Rate   22,850,000,000 CLP     4/18/18            --        (4,237,345)
JPMorgan           6.45%     Tasa Nominal Annual Rate   10,237,500,000 CLP     4/24/18            --        (1,918,168)
JPMorgan           6.40%     Tasa Nominal Annual Rate   20,475,000,000 CLP     4/24/18            --        (3,976,286)
JPMorgan           6.42%     Tasa Nominal Annual Rate   22,250,000,000 CLP     4/25/18            --        (4,251,459)
JPMorgan           6.45%     Tasa Nominal Annual Rate   22,950,000,000 CLP     5/02/18            --        (4,275,056)
JPMorgan           6.50%     Tasa Nominal Annual Rate    4,939,600,000 CLP     5/08/18            --          (883,443)
JPMorgan           6.51%     Tasa Nominal Annual Rate    9,786,000,000 CLP     5/08/18            --        (1,736,871)
JPMorgan           6.62%     Tasa Nominal Annual Rate    9,870,000,000 CLP     5/14/18            --        (1,615,961)
JPMorgan           6.61%     Tasa Nominal Annual Rate    4,982,000,000 CLP     5/14/18            --          (822,460)
JPMorgan           6.68%     Tasa Nominal Annual Rate   19,754,100,000 CLP     5/15/18            --        (3,189,040)
Merrill Lynch      7.00%     Tasa Nominal Annual Rate    7,200,000,000 CLP     6/09/18            --          (799,892)
JPMorgan           7.02%     Tasa Nominal Annual Rate   24,000,000,000 CLP     6/11/18            --        (2,617,614)
JPMorgan           7.00%     Tasa Nominal Annual Rate   12,125,000,000 CLP     6/11/18            --        (1,338,316)


                               42 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

9. INTEREST RATE SWAPS (CONTINUED)

COUNTER-         RECEIVE -            PAY -             NOTIONAL PRINCIPAL   EXPIRATION    UNREALIZED      UNREALIZED
PARTY           FIXED RATE        FLOATING RATE              AMOUNT(a)          DATE      APPRECIATION   (DEPRECIATION)
--------        ----------   ------------------------   ------------------   ----------   ------------   --------------
Merrill Lynch      7.00%     Tasa Nominal Annual Rate    4,800,000,000 CLP     6/11/18      $     --      $   (527,429)
JPMorgan           7.06%     Tasa Nominal Annual Rate    3,224,200,000 CLP     6/13/18            --          (327,414)
Merrill Lynch      7.05%     Tasa Nominal Annual Rate    9,600,000,000 CLP     6/13/18            --          (983,956)
Merrill Lynch      7.09%     Tasa Nominal Annual Rate   10,500,000,000 CLP     6/16/18            --        (1,051,337)
JPMorgan           7.15%     Tasa Nominal Annual Rate    3,290,000,000 CLP     6/18/18            --          (304,458)
JPMorgan           7.85%     Tasa Nominal Annual Rate    6,676,600,000 CLP     7/11/18        33,751                --
JPMorgan           7.86%     Tasa Nominal Annual Rate    6,703,200,000 CLP     7/17/18        17,718                --
Merrill Lynch      7.40%     Tasa Nominal Annual Rate    3,655,000,000 CLP     7/30/18            --          (218,987)
Merrill Lynch      7.40%     Tasa Nominal Annual Rate    3,655,000,000 CLP     8/06/18            --          (212,035)
JPMorgan           7.50%     Tasa Nominal Annual Rate    7,577,010,000 CLP     8/07/18            --          (337,837)
Merrill Lynch      7.51%     Tasa Nominal Annual Rate    3,655,000,000 CLP     8/07/18            --          (158,086)
JPMorgan           7.50%     Tasa Nominal Annual Rate    7,562,240,000 CLP     8/13/18            --          (347,088)
JPMorgan           7.67%     Tasa Nominal Annual Rate    2,595,000,000 CLP     8/29/18            --           (82,558)
                                                                                            --------      ------------
   Unrealized appreciation (depreciation) on interest rate swap contracts ............      $243,024      $(38,338,574)
                                                                                            --------      ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION) ON INTEREST RATE SWAP CONTRACTS .....                    $(38,095,550)
                                                                                                          ============

(a)  In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS

CLP - Chilean Peso
NZD - New Zealand Dollar

10. CREDIT RISK

The Fund has 10.48% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

11. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On April 11, 2007, the Board and shareholders approved an Agreement and Plan of Reorganization (Agreement) whereby the investment company would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. The reorganization became effective on December 3, 2007.


                               Annual Report | 43

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

12. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

13. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               44 | Annual Report

Templeton Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Fund (the "Fund") at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 21, 2008


                               Annual Report | 45

Templeton Income Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $15,456,929 as a long term capital gain dividend for the fiscal year ended August 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $5,712,775 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2008.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $16,547,164 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2008.

At August 31, 2008, more than 50% of the Templeton Global Bond Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designate to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on August 19, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class C, and Advisor Class shareholders of record.

RECORD DATE: 8/19/2008

                      FOREIGN TAX      FOREIGN            FOREIGN
                          PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
CLASS                  PER SHARE      PER SHARE          PER SHARE
-----                 -----------   -------------   -------------------
Class A ...........     $0.0080        $0.3967           $0.0000
Class C ...........      0.0080         0.3792            0.0000
Advisor Class .....      0.0080         0.4088            0.0000

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                               46 | Annual Report

Templeton Income Trust

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               Annual Report | 47

Templeton Income Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION           TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ----------------   -------------------   -----------------------   --------------------------------
HARRIS J. ASHTON (1932)          Trustee            Since 1992            143                       Bar-S Foods (meat packing
500 East Broward Blvd.                                                                              company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Trustee            Since                 28                        SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                              January 2008                                    Allied Capital Corporation
Suite 2100                                                                                          (financial services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)         Trustee            Since 2003            21                        Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                              company), Nuinsco Resources
Suite 2100                                                                                          Limited (mineral exploration),
Fort Lauderdale, FL 33394-3091                                                                      Royal Fidelity Merchant Bank &
                                                                                                    Trust Limited (financial
                                                                                                    services), C.A. Bancorp Inc.
                                                                                                    (financial services), Victory
                                                                                                    Nickel Inc. (mineral
                                                                                                    exploration), ABACO Markets
                                                                                                    Limited (retail distributors)
                                                                                                    and Belize Electricity Limited
                                                                                                    (electric utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company, Ltd.; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).


                               48 | Annual Report

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION           TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ----------------   -------------------   -----------------------   --------------------------------
EDITH E. HOLIDAY (1952)          Lead               Trustee since         143                       Hess Corporation (exploration
500 East Broward Blvd.           Independent        2001 and Lead                                   and refining of oil and gas),
Suite 2100                       Trustee            Independent                                     H.J. Heinz Company (processed
Fort Lauderdale, FL 33394-3091                      Trustee since 2007                              foods and allied products), RTI
                                                                                                    International Metals, Inc.
                                                                                                    (manufacture and distribution of
                                                                                                    titani-um), Canadian National
                                                                                                    Railway (rail-road) and White
                                                                                                    Mountains Insurance Group, Ltd.
                                                                                                    (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

DAVID W. NIEMIEC (1949)          Trustee            Since 2005            21                        Emeritus Corporation (assisted
500 East Broward Blvd.                                                                              living) and OSI Pharmaceuticals,
Suite 2100                                                                                          Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee            Since 2003            143                       Hess Corporation (exploration
500 East Broward Blvd.                                                                              and refining of oil and gas) and
Suite 2100                                                                                          Sentient Jet (private jet
Fort Lauderdale, FL 33394-3091                                                                      service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee            Since 2005            143                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee            Since 2003            21                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).


                               Annual Report | 49

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION           TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ----------------   -------------------   -----------------------   --------------------------------
ROBERT E. WADE (1946)            Trustee            Since 2006            35                        El Oro and Exploration Co.,
500 East Broward Blvd.                                                                              p.l.c. (investments) and ARC
Suite 2100                                                                                          Wireless Solutions, Inc.
Fort Lauderdale, FL 33394-3091                                                                      (wireless components and network
                                                                                                    products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION           TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ----------------   -------------------   -----------------------   --------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,           Trustee, Vice         143                       None
One Franklin Parkway             Chairman of        President since
San Mateo, CA 94403-1906         the Board and      1992 and
                                 Vice President     Chairman of the
                                                    Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee            Since 2007            94                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief              Chief Compliance      Not Applicable            Not Applicable
One Franklin Parkway             Compliance         Officer since 2004
San Mateo, CA 94403-1906         Officer and        and Vice President
                                 Vice President     - AML Compliance
                                 - AML              since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).


                                50 | Annual Report

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION           TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ----------------   -------------------   -----------------------   --------------------------------
LAURA F. FERGERSON (1962)        Chief Financial    Since                 Not Applicable            Not Applicable
One Franklin Parkway             Officer and        February 2008
San Mateo, CA 94403-1906         Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)          Vice President     Since                 Not Applicable            Not Applicable
500 East Broward Blvd.                              February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)             Vice President     Since 2000            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President     Since 1996            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

JOHN R. KAY (1940)               Vice President     Since 1994            Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice
President and Controller, Keystone Group, Inc.


                               Annual Report | 51

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION           TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ----------------   -------------------   -----------------------   --------------------------------
CHRISTOPHER J. MOLUMPHY (1962)   President and      Since 2002            Not Applicable            Not Applicable
One Franklin Parkway             Chief Executive
San Mateo, CA 94403-1906         Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of six of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)        Secretary          Since 2004            Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 14 of the investment companies in Franklin Templeton Investments.

GREGORY R. SEWARD (1956)         Treasurer          Since 2004            Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)             Vice President     Since 2005            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                                52 | Annual Report

                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION           TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ----------------   -------------------   -----------------------   --------------------------------
GALEN VETTER (1951)              Senior Vice        Since                 Not Applicable            Not Applicable
500 East Broward Blvd.           President and      February 2008
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 53

Templeton Income Trust

SHAREHOLDER INFORMATION

TEMPLETON GLOBAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 20, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Global Bond Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton


                               54 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 29, 2008, as well as during the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional global income funds as selected by Lipper. The Fund's income return, as shown in such report, was in the highest quintile of such universe for the one-year period, as well as on an annualized basis for the previous three-, five- and 10-year periods. The Fund's total return, as shown in such report, was in the highest quintile of its Lipper performance universe for the one-year period, as well as on an annualized basis for each of the previous three, five- and 10-year periods. The Board was satisfied with such performance.


                               Annual Report | 55

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment fee rate for the Fund was in the second least expensive quintile of its Lipper expense group and that its actual total expenses were in the least expensive quintile of such group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the


                               56 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.50% on the first $200 million of Fund net assets; 0.45% on the next $1.1 billion of Fund net assets; and 0.40% on net assets in excess of $1.3 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2007, the Fund's net assets were approximately $7.8 billion, which was in excess of the last breakpoint level under the investment management agreement. Management's position in discussing this was that the existing fee structure reaches a low rate quickly and that such low rate in effect reflects anticipated economies of scale as assets increase beyond the last breakpoint level. In support of such position, management pointed out the Fund's favorable effective management fee rate and total expense ratio comparisons within its Lipper expense group as previously discussed under "Comparative Expenses." Management further observed, and the Board acknowledged, that the fact the Fund's assets exceeded the last breakpoint level did not mean it no longer benefited from economies of scale since the continuous growth of assets being charged at the last breakpoint level results in a lower overall effective management fee rate. While intending to monitor future growth, the Board believed to the extent economies of scale may be realized by the Manager and its affiliates, the schedules of investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                               Annual Report | 57

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               58 | Annual Report

GOF P-9

                         SUPPLEMENT DATED MAY 28, 2008
                           TO THE CURRENTLY EFFECTIVE
                                   PROSPECTUS
                           OF EACH OF THE LISTED FUNDS

FRANKLIN STRATEGIC SERIES
Franklin Strategic Income Fund

FRANKLIN INVESTORS SECURITIES TRUST
Franklin Low Duration Total Return Fund
Franklin Total Return Fund

TEMPLETON GLOBAL INVESTMENT TRUST
Templeton Income Fund

TEMPLETON INCOME TRUST
Templeton Global Bond Fund
Templeton International Bond Fund

I. For Franklin Strategic Income Fund, the paragraph in the "Goals and Strategies - Main Investment Strategies" section beginning with "Derivative instruments..." is revised to read as follows:

     Derivative investments may be used to help manage interest rate risks, protect Fund assets, implement a cash or tax management strategy or enhance Fund income. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

     The Fund may also, from time to time, enter into forward currency contracts (including cross currency forwards) and currency futures contracts to try to hedge (protect) against currency exchange rate fluctuations or to generate income or returns for the Fund. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Cross currency forwards are forward contracts to sell an amount of a foreign currency when the Fund believes that foreign currency may suffer or enjoy a substantial movement against another foreign currency. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date for a price set at the time of the contract. Such contracts trade on an exchange unlike forward currency contracts. The Fund's investments in forward currency contracts (including cross currency forwards) and currency futures contracts may result in net short currency exposures.

II. For Franklin Low Duration Total Return Fund and Franklin Total Return Fund, the paragraph in each Fund's "Goals and Strategies - Main Investment Strategies" section beginning with "In order to effectively manage..." is revised to read as follows:

     In order to effectively manage cash flows in or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or securities at a specified future date and price. Among other techniques, the Fund may also use futures contracts on U.S. Treasury securities to help manage risks relating to interest rates and other market factors, to increase liquidity, to invest in particular instruments in more efficient or less expensive ways, and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Fund assets from exposure to the markets.

     The Fund may also, from time to time, enter into forward currency contracts (including cross currency forwards) and currency futures contracts to try to hedge (protect) against currency exchange rate fluctuations or to generate income or returns for the Fund. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Cross currency forwards are forward contracts to sell an amount of a foreign currency when the Fund believes that foreign currency may suffer or enjoy a substantial movement against another foreign currency. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date for a price set at the time of the contract. Such contracts trade on an exchange unlike forward currency contracts. The Fund's investments in forward currency contracts (including cross currency forwards) and currency futures contracts may result in net short currency exposures.

     In addition, the Fund may invest in swap agreements which may include interest rate, total return, currency and credit default swaps. Swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyer for periods ranging from a few days to more than a year, in which the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or other currency value of predetermined investments or instruments.

III. For Templeton Income Fund, the last sentence of the paragraph beginning "When searching for debt securities..." in the "Goals and Strategies - Main Investment Strategies" section is deleted and the following is added after the referenced paragraph:

     The Fund may, from time to time, enter into forward currency contracts (including cross currency forwards) and currency futures contracts to try to hedge (protect) against currency exchange rate fluctuations or to generate income or returns for the Fund. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Cross currency forwards are forward contracts to sell an amount of a foreign currency when the Fund believes that foreign currency may suffer or enjoy a substantial movement against another foreign currency. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date for a price set at the time of the contract. Such contracts trade on an exchange unlike forward currency contracts. The Fund's investments in forward currency contracts (including cross currency forwards) and currency futures contracts may result in net short currency exposures.

IV. For Templeton Global Bond Fund and Templeton International Bond Fund, the paragraph beginning "The Fund may also enter into currency futures..." in the "Goals and Strategies - Main Investment Strategies" section is deleted and preceding paragraph is revised to read as follows:

     The Fund may enter, from time to time, into forward currency contracts (including cross currency forwards) and currency futures contracts to try to hedge (protect) against currency exchange rate fluctuations or to generate income or returns for the Fund. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Cross currency forwards are forward contracts to sell an amount of a foreign currency when the Fund believes that foreign currency may suffer or enjoy a substantial movement against another foreign currency. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date for a price set at the time of the contract. Such contracts trade on an exchange unlike forward currency contracts. The Fund's investments in forward currency contracts (including cross currency forwards) and currency futures contracts may result in net short currency exposures.

V. For each Fund, the following paragraph is amended or added to the "Foreign Securities" section under "Main Risks":

     CURRENCY MANAGEMENT STRATEGIES. Currency management strategies, including the use of cross currency forwards and currency futures contracts, may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the manager expects. In addition, currency management strategies, to the extent that they are used as a hedging technique to reduce the Fund's exposure to currency risks, may also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPINGTONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

10/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

-   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL BOND FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

406 A2008 10/08



                                 AUGUST 31, 2008

                       A series of Templeton Income Trust

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                     INCOME

                                    TEMPLETON
                             INTERNATIONAL BOND FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                                    (GRAPHIC)

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)


Not part of the annual report

                                    Contents

CEO'S MESSAGE ............................................................     1
ANNUAL REPORT
Templeton International Bond Fund ........................................     4
Performance Summary ......................................................    10
Your Funds Expenses ......................................................    15
Financial Highlights and Statement of Investments ........................    17
Financial Statements .....................................................    25
Notes to Financial Statements ............................................    29
Report of Independent Registered Public Accounting Firm ..................    41
Tax Designation ..........................................................    42
Board Members and Officers ...............................................    44
Shareholder Information ..................................................    50

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 12, 2008

Dear Shareholder:

The enclosed annual report for Templeton International Bond Fund covers the reporting period ended August 31, 2008, but I would like to add some comments on market events that occurred in September and early October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money-market pressures and handling troubled financial assets. The outcome of all of these efforts may take a while to be realized, but I believe that the latest actions here and abroad mark a significant turning point.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often.... For
100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too -- made money in stocks.... In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew that these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by fund objective, investment clientele, management brand and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.

(4.) Source: Standard & Poor's press release, October 6, 2008.


                       2 | Not part of the annual report

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions on the ground remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Templeton International Bond Fund, the portfolio manager discusses market conditions, investment decisions and Fund performance during the period since the Fund's inception on December 3, 2007, through August 31, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 12, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       Not part of the annual report | 3

Annual Report

Templeton International Bond Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton International Bond Fund seeks current income with capital appreciation and growth of income. The Fund invests predominately in non-U.S. securities and, under normal market conditions, invests at least 80% of its net assets in "bonds." "Bonds" include debt securities of any maturity, such as bonds, notes and debentures.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 8/31/08

                                  (PIE CHART)

Government Bonds ...........................   91.7%
Short-Term Investments & Other Net Assets ..    8.3%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Templeton International Bond Fund's annual report for the period since the Fund's inception on December 3, 2007, through August 31, 2008.

PERFORMANCE OVERVIEW

For the period under review, Templeton International Bond Fund - Class A posted a +2.48% cumulative total return. The Fund outperformed its benchmark, the Citigroup Non-U.S. World Government Bond Index (ex-U.S. WGBI) as the index posted cumulative total returns of +1.90% in local currency terms

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                               4 | Annual Report
and +1.84% in U.S. dollar terms for the same period.(1) You can find the Fund's performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the Fund's fiscal year, the global economy faced several economic shocks including a U.S. housing market correction that spread globally, a commodity price upsurge and a credit crunch. Given the diverse nature of these shocks, global bond and currency markets experienced considerable volatility over the reporting period. With multiple headwinds to growth, the global economy began to slow, led by the U.S. and later followed by Europe and other industrialized countries. Global inflation rates rose sharply as food and energy prices soared but began to moderate toward period-end as commodity prices softened and global growth waned.

U.S. economic growth remained sluggish due to continued weakness in the housing market and lower confidence among households and businesses. In second quarter 2008, real gross domestic product (GDP) growth registered 2.1% compared with second quarter 2007 (year-over-year). Continued demand weakness helped moderately reduce the U.S.'s large current account deficit. Additionally, the U.S. dollar's more than 30% decline versus major trading partners from 2001 through 2007 increased the competitiveness of U.S. producers, leading to a recovery in exports.(2) However, rising U.S. mortgage delinquencies triggered a period of significant risk reduction in the banking sector and financial markets. Deterioration in asset quality and capital positions of major U.S. financial institutions led to further distress in credit markets, which prompted U.S. policy makers to provide liquidity measures to avert a systemwide meltdown. The U.S. Federal Reserve Board (Fed) also reduced interest rates a cumulative 250 basis points (bps) from 4.50% to 2.00% during the reporting period.

European economic growth came under increased pressure and eurozone second quarter 2008 GDP growth slowed to 1.4% year-over-year.(3) However, the European Central Bank (ECB) increased interest rates 25 bps to 4.25% in July due to concerns that the significant commodity price-based inflation

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Citigroup ex-U.S. WGBI is market capitalization weighted and tracks total returns of government bonds in 23 developed countries globally excluding the U.S. Country bond market returns are based on subindexes of the Citigroup WGBI. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index nor is an index representative of the Fund's portfolio.

(2.) Source: Federal Reserve H10 Report.

(3.) Source: Eurostat.


                               Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/08

                              (PERFORMANCE GRAPH)

Asia Pacific           28.0%
Americas               25.8%
EMU*                   15.0%
Other Europe           12.0%
Supranational**         6.5%
Middle East & Africa    7.5%
Other Net Assets        5.2%

*    The Fund's EMU investments were in Austria, France, Germany and the
     Netherlands.

**   The Fund's supranational investments were denominated in Japanese yen.

increase would influence households' expectations of future price developments and wage demands. Consumer price inflation surged to 3.8%, or nearly twice the rate the ECB defines as consistent with price stability.(3) While European labor markets remained stable, consumer confidence dropped sharply because of higher inflation and a less favorable economic outlook. Headwinds to growth continued to build, including pockets of housing market weakness, the effects of past interest rate tightening, the impact to European exporters of slowing global growth, and the euro's rapid strengthening throughout most of the reporting period. Non-euro European countries, excluding the U.K., continued to tighten interest rates as these nations' inflation rates deviated from their central banks' targets. For example, Poland hiked interest rates 100 bps, Norway 75 bps and Sweden 50 bps.

Asia's economic growth also moderated, but not to the extent seen in the U.S. or Europe. China's second quarter GDP registered 10.1% year-over-year growth, although that was below 2007's 12.0% average quarterly rate.(4) Outside of China, economic growth was more modest. In second quarter 2008, Indonesia's economy grew 6.4%, Malaysia's 6.3%, South Korea's 4.8% and Japan's 0.7%.(5) Asia also experienced rising inflation as food and energy prices surged. With oil reaching a peak price level of $145 per barrel, some Asian governments reduced the amount of their energy subsidies. However, Asian interest rates generally did not tighten as significantly as in Europe or Latin America. During the reporting period, Indonesia hiked interest rates 75 bps, China 18 bps and South Korea 25 bps. By period-end, however, China began relaxing restrictions on lending and discussed strategies for supporting investment growth through government spending. Asia broadly continued to generate trade and current account surpluses, with the exception of South Korea. Singapore registered a current account surplus of 18.7% of GDP, Malaysia 16.5%, China 11.0% and Indonesia 2.3%.(4, 6) South Korea, on the other hand, experienced a 0.8% deficit.(7)

INVESTMENT STRATEGY

We invest selectively in non-U.S. bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks.

(4.) Source: National Bureau of Statistics (China).

(5.) Sources: EcoWin, Bank of Korea and Economic & Social Research
     Institute (Japan).

(6.) Sources: Singapore Department of Statistics; Department of Statistics
     Malaysia; Bank of Indonesia.

(7.) Source: Bank of Korea.


                               6 | Annual Report

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

The Fund's positioning during the period under review reflected our analysis that given trade and financial linkages, global economic growth could slow due to weak U.S. demand and continued financial and credit market stresses. Although global inflation rates generally increased during the reporting period, we increased our exposure to bond markets where we identified certain characteristics. These included countries with inflation resulting from a supply shock from commodity prices rather than driven by domestic demand, central banks that demonstrated credibility and, in our view, prospects for weaker economic growth. We believed market volatility could present attractive buying opportunities because these markets' central banks would be well positioned to reduce interest rates if the supply shock fades.

Our positioning in non-U.S. developed bond markets, such as our lack of exposure to Japan and our underweighted eurozone exposure, benefited relative performance as these markets underperformed the benchmark. Additionally, German long-term bond yields rose 11 bps to 4.18% over the period. Emerging bond market yields rose mostly due to risk aversion and short-term inflation concerns. Among the Fund's key duration positions including Indonesia, Brazil, Mexico and South Korea, high yields helped offset lagged or lower bond prices during the period, contributing to relative performance except in Indonesia. In addition to attractive yields relative to developed markets, we saw value in these markets where yields have lagged the U.S.'s rally. For example, Mexico's long-term bond yields rose 48 bps to 8.44% at period-end.(8) Mexico's central bank fought to keep rising food prices from boosting inflation expectations by hiking interest rates 75 bps during the period. However, Mexico's economic growth faced increased uncertainty given that the nation has strong economic links to the weakening U.S. economy.

CURRENCY STRATEGY

Sluggish domestic economic growth, concerns over spreading financial sector weakness, and Fed interest rate cuts led to the U.S. dollar's decline against major currencies excluding the Canadian dollar. The Fund held exposure to the U.S. dollar as part of our hedged bond strategies as well as our European currency strategies. However, the Fund did not hold exposure to U.S. government bonds. The U.S. dollar fell 2.99% against the euro, which gained for

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

(8.) Source: Proveedor Valor de Mercado.


                                Annual Report | 7

CURRENCY BREAKDOWN
8/31/08

                          % OF TOTAL
                          NET ASSETS
                          ----------
ASIA PACIFIC                 65.8%
Japanese Yen                 26.1%
Malaysian Ringgit            12.1%
Indonesian Rupiah            10.2%
Singapore Dollar             10.1%
Kazakhstani Tenge             3.5%
Taiwanese Dollar              2.5%
Indian Rupee                  1.0%
Australian Dollar             0.8%
Vietnamese Dong               0.4%
South Korean Won*            -0.9%

AMERICAS                     42.3%
U.S. Dollar                  35.8%
Brazilian Real                4.3%
Peruvian Nuevo Sol            1.2%
Chilean Peso                  1.1%
Mexican Peso*                -0.1%

MIDDLE EAST & AFRICA          7.6%
Egyptian Pound                7.6%

EUROPE*                     -15.7%
Swiss Franc                  12.0%
Swedish Krona                 6.8%
Polish Zloty                  3.2%
Norwegian Krone               3.2%
Russian Ruble                 3.1%
Czech Koruna                  0.9%
British Pound Sterling*      -1.9%
Romanian Leu-New*            -2.3%
Euro*                       -40.7%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.

most of the reporting period before falling in the final month.(9) Additionally, the dollar declined 2.16% versus the Japanese yen at the same time.(9) Countries with strong balance of payment fundamentals and large commodity exports also benefited. For instance, the Brazilian real gained 9.36% versus the U.S. dollar, which boosted Fund performance.(9)

During the reporting period, we favored exposure to the Japanese yen and Swiss franc, which we believed could benefit from global deleveraging. Additionally, given their positive correlation to increasing risk aversion, we believed these currencies may help minimize Fund volatility. The Fund's relative performance gained from exposure to the Swiss franc during the period. Although the yen represented one of the Fund's largest currency positions, our underweighted allocation compared with the benchmark index detracted slightly from relative performance.

We increasingly positioned the Fund during the period under review toward Asia, where we perceived greater relative value than in Europe. This was largely based on our outlook for a more moderate economic growth slowdown in Asia compared with Europe and the U.S., and our assessment that the euro was significantly overvalued and Asian currencies broadly undervalued. Additionally, we remained cautious with regard to the U.S. dollar versus Asian currencies given the U.S.'s large bilateral trade deficit with Asia, which at $352 billion is more than three times the deficit the U.S. has with Europe.(5) Over the past seven years, the euro appreciated 62% against the U.S. dollar while the Chinese yuan appreciated 21%.(9) In addition to our Japanese yen allocation, we continued to hold exposure to a basket of Asian currencies including the Singapore dollar and Malaysian ringgit. The Fund benefited from the 2.41% appreciation of the Singapore dollar, while the 1.12% decline of the Malaysian ringgit against the U.S. dollar worked against relative performance over the reporting period.(9)

Reflecting our cautious view of the euro and the high correlation of many non-euro European currencies to the euro, we hedged out this implicit euro risk from our portfolio. Additionally, we added exposure to Asian currencies versus the euro to reflect our medium-term view of their relative value. Although the euro's strength provided an opportunity to build positions at what we deemed attractive valuations, it also worked against the Fund's relative performance. Additionally, our non-euro European currency holdings generated mixed performance. For example, the Polish zloty and Swiss franc appreciated 8.38% and 2.31% against the euro, benefiting Fund performance.(9) Conversely, the Swedish krona fell 0.72% against the euro and detracted from relative performance.(9)

(9.) Source: Exshare (via Compustat via Factset)


                               8 | Annual Report

GLOBAL SOVEREIGN DEBT STRATEGY

The Fund also has the ability to invest in investment-grade and subinvestment-grade sovereign debt. As an asset class, these investments typically compensate for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury yield curves. U.S. dollar-denominated emerging market debt generated a total return of +2.15% during the period as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG).(10) Sovereign interest rate spreads rose from 268 bps at the beginning of the reporting period to 323 bps by period-end, as emerging market credit yields rose and U.S. Treasury yields fell.(10) The Fund had limited exposure to U.S. dollar-denominated emerging market debt given valuations, but we noted that credit fundamentals have improved over the past few years, as shown by reserve accumulation, more supportive economic policies and improved debt ratios.

Thank you for your participation in Templeton International Bond Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab
Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton International Bond Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(10.) Source: (C) 2008 Morningstar. The JPM EMBIG tracks total returns for U.S.
     dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.


                                Annual Report | 9

Performance Summary as of 8/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TBOAX)                     CHANGE   8/31/08   12/3/07
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$0.07    $9.93     $10.00
DISTRIBUTIONS (12/3/07-8/31/08)
Dividend Income                   $0.3188

CLASS C (SYMBOL: N/A)                       CHANGE   8/31/08   12/3/07
---------------------                       ------   -------   -------
Net Asset Value (NAV)                       -$0.06    $9.94     $10.00
DISTRIBUTIONS (12/3/07-8/31/08)
Dividend Income                   $0.3018

CLASS R (SYMBOL: N/A)                       CHANGE   8/31/08   12/3/07
---------------------                       ------   -------   -------
Net Asset Value (NAV)                       -$0.07    $9.93     $10.00
DISTRIBUTIONS (12/3/07-8/31/08)
Dividend Income                   $0.3079

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   8/31/08   12/3/07
---------------------------                 ------   -------   -------
Net Asset Value (NAV)                       -$0.05    $9.95     $10.00
DISTRIBUTIONS (12/3/07-8/31/08)
Dividend Income                   $0.3338


                               10 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE
(CDSC) IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

                                               INCEPTION
CLASS A                                        (12/3/07)
-------                                        ---------
Cumulative Total Return(2)                        +2.48%
Aggregate Total Return(3)                         -1.84%
Value of $10,000 Investment(4)                   $9,816
Aggregate Total Return (9/30/08)(5)               -2.99%
   Total Annual Operating Expenses(6)
      Without waiver                    1.57%
      With waiver                       1.09%

                                               INCEPTION
CLASS C                                        (12/3/07)
-------                                        ---------
Cumulative Total Return(2)                        +2.41%
Aggregate Total Return(3)                         +1.41%
Value of $10,000 Investment(4)                  $10,141
Aggregate Total Return (9/30/08)(5)               +0.10%
   Total Annual Operating Expenses(6)
      Without waiver                    1.87%
      With waiver                       1.39%

                                               INCEPTION
CLASS R                                        (12/3/07)
-------                                        ---------
Cumulative Total Return(2)                        +2.37%
Aggregate Total Return(3)                         +2.37%
Value of $10,000 Investment(4)                  $10,237
Aggregate Total Return (9/30/08)(5)               +1.15%
   Total Annual Operating Expenses(6)
      Without waiver                    1.72%
      With waiver                       1.24%

                                               INCEPTION
ADVISOR CLASS                                  (12/3/07)
-------------                                  ---------
Cumulative Total Return(2)                        +2.83%
Aggregate Total Return(3)                         +2.83%
Value of $10,000 Investment(4)                  $10,283
Aggregate Total Return (9/30/08)(5)               +1.55%
   Total Annual Operating Expenses(6)
      Without waiver                    1.22%
      With waiver                       0.74%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION AND INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 12/31/08.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AGGREGATE TOTAL RETURN

CLASS A                     8/31/08
-------                     -------
Since Inception (12/3/07)    -1.84%

CLASS A (12/3/07-8/31/08)

                               (PERFORMANCE GRAPH)

                TEMPLETON       CITIGROUP
              INTERNATIONAL   NON-US WORLD
                  BOND         GOVERNMENT
DATE         FUND - CLASS A    BOND INDEX      CPI
----         --------------   ------------   -------
 12/3/2007         9579           10000      $10,000
12/31/2007         9542            9935      $ 9,993
 1/31/2008         9802           10332      $10,043
 2/29/2008        10048           10617      $10,072
 3/31/2008        10123           11021      $10,159
 4/30/2008         9999           10626      $10,221
 5/31/2008         9901           10464      $10,307
 6/30/2008         9702           10501      $10,411
 7/31/2008         9814           10518      $10,466
 8/31/2008         9816           10223      $10,424

AGGREGATE TOTAL RETURN

CLASS C                     8/31/08
-------                     -------
Since Inception (12/3/07)    +1.41%

CLASS C (12/3/07-8/31/08)

                               (PERFORMANCE GRAPH)

                TEMPLETON       CITIGROUP
              INTERNATIONAL   NON-US WORLD
                  BOND         GOVERNMENT
DATE         FUND - CLASS C    BOND INDEX      CPI
----         --------------   ------------   -------
 12/3/2007        10000           10000      $10,000
12/31/2007         9971            9935      $ 9,993
 1/31/2008        10244           10332      $10,043
 2/29/2008        10491           10617      $10,072
 3/31/2008        10566           11021      $10,159
 4/30/2008        10444           10626      $10,221
 5/31/2008        10338           10464      $10,307
 6/30/2008        10118           10501      $10,411
 7/31/2008        10242           10518      $10,466
 8/31/2008        10141           10223      $10,424


                               12 | Annual Report

AGGREGATE TOTAL RETURN

CLASS R                     8/31/08
-------                     -------
Since Inception (12/3/07)    +2.37%

CLASS R (12/3/07-8/31/08)

                               (PERFORMANCE GRAPH)

                TEMPLETON       CITIGROUP
              INTERNATIONAL   NON-US WORLD
                  BOND         GOVERNMENT
DATE         FUND - CLASS R    BOND INDEX      CPI
----         --------------   ------------   -------
 12/3/2007        10000           10000      $10,000
12/31/2007         9961            9935      $ 9,993
 1/31/2008        10233           10332      $10,043
 2/29/2008        10491           10617      $10,072
 3/31/2008        10567           11021      $10,159
 4/30/2008        10436           10626      $10,221
 5/31/2008        10330           10464      $10,307
 6/30/2008        10122           10501      $10,411
 7/31/2008        10236           10518      $10,466
 8/31/2008        10237           10223      $10,424

AGGREGATE TOTAL RETURN

ADVISOR CLASS               8/31/08
-------------               -------
Since Inception (12/3/07)    +2.83%

ADVISOR CLASS (12/3/07-8/31/08)

                               (PERFORMANCE GRAPH)

                TEMPLETON       CITIGROUP
              INTERNATIONAL   NON-US WORLD
               BOND FUND -     GOVERNMENT
DATE          ADVISOR CLASS    BOND INDEX      CPI
----         --------------   ------------   -------
 12/3/2007        10000           10000      $10,000
12/31/2007         9971            9935      $ 9,993
 1/31/2008        10244           10332      $10,043
 2/29/2008        10491           10617      $10,072
 3/31/2008        10571           11021      $10,159
 4/30/2008        10454           10626      $10,221
 5/31/2008        10354           10464      $10,307
 6/30/2008        10149           10501      $10,411
 7/31/2008        10268           10518      $10,466
 8/31/2008        10283           10223      $10,424


                               Annual Report | 13

ENDNOTES

BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the period indicated.

(3.) Aggregate total return represents the change in value of an investment over the period indicated. Because the Fund has existed for less than a year, average annual total returns are not available.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated.

(5.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Source: (C) 2008 Morningstar. The Citigroup Non-U.S. World Government Bond
     Index is market capitalization weighted and tracks total returns of government bonds in 23 developed countries globally excluding the U.S.


                               14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/08      VALUE 8/31/08   PERIOD 3/1/08-8/31/08
                                           -----------------   --------------   ---------------------
CLASS A
Actual                                           $1,000           $  976.90             $5.22
Hypothetical (5% return before expenses)         $1,000           $1,019.86             $5.33
CLASS C
Actual                                           $1,000           $  976.20             $6.90
Hypothetical (5% return before expenses)         $1,000           $1,018.15             $7.05
CLASS R
Actual                                           $1,000           $  975.80             $6.16
Hypothetical (5% return before expenses)         $1,000           $1,018.90             $6.29
ADVISOR CLASS
Actual                                           $1,000           $  980.20             $3.68
Hypothetical (5% return before expenses)         $1,000           $1,021.42             $3.76

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.05%; C: 1.39%; R:
     1.24%; and Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               16 | Annual Report

Templeton Income Trust

FINANCIAL HIGHLIGHTS

TEMPLETON INTERNATIONAL BOND FUND

                                                        PERIOD ENDED
                                                         AUGUST 31,
CLASS A                                                    2008(a)
-------                                                 ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $ 10.00
                                                          -------
Income from investment operations(b):
   Net investment income(c) .........................        0.29
   Net realized and unrealized gains (losses) .......       (0.04)
                                                          -------
Total from investment operations ....................        0.25
                                                          -------
Less distributions from net investment income .......       (0.32)
                                                          -------
Redemption fees(d) ..................................          --
                                                          -------
Net asset value, end of period ......................     $  9.93
                                                          =======
Total return(e) .....................................        2.48%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ...        2.89%
Expenses net of waiver and payments by affiliates ...        1.05%
Net investment income ...............................        3.90%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $13,777
Portfolio turnover rate .............................       14.76%

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                        PERIOD ENDED
                                                         AUGUST 31,
CLASS C                                                    2008(a)
-------                                                 ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $10.00
                                                           ------
Income from investment operations(b):
   Net investment income(c) .........................        0.28
   Net realized and unrealized gains (losses) .......       (0.04)
                                                           ------
Total from investment operations ....................        0.24
                                                           ------
Less distributions from net investment income .......       (0.30)
                                                           ------
Redemption fees(d) ..................................          --
                                                           ------
Net asset value, end of period ......................      $ 9.94
                                                           ======
Total return(e) .....................................        2.41%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ...        3.23%
Expenses net of waiver and payments by affiliates ...        1.39%
Net investment income ...............................        3.55%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................      $2,041
Portfolio turnover rate .............................       14.76%

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                        PERIOD ENDED
                                                         AUGUST 31,
CLASS R                                                    2008(a)
-------                                                 ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $10.00
                                                           ------
Income from investment operations(b):
   Net investment income(c) .........................        0.29
   Net realized and unrealized gains (losses) .......       (0.05)
                                                           ------
Total from investment operations ....................        0.24
                                                           ------
Less distributions from net investment income .......       (0.31)
                                                           ------
Redemption fees(d) ..................................          --
                                                           ------
Net asset value, end of period ......................      $ 9.93
                                                           ======
Total return(e) .....................................        2.37%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ...        3.08%
Expenses net of waiver and payments by affiliates ...        1.24%
Net investment income ...............................        3.70%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................      $  203
Portfolio turnover rate .............................       14.76%

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                        PERIOD ENDED
                                                         AUGUST 31,
ADVISOR CLASS                                              2008(a)
-------------                                           ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $10.00
                                                           ------
Income from investment operations(b):
   Net investment income(c) .........................        0.34
   Net realized and unrealized gains (losses) .......       (0.06)
                                                           ------
Total from investment operations ....................        0.28
                                                           ------
Less distributions from net investment income .......       (0.33)
                                                           ------
Redemption fees(d) ..................................          --
                                                           ------
Net asset value, end of period ......................      $ 9.95
                                                           ======
Total return(e) .....................................        2.83%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ...        2.58%
Expenses net of waiver and payments by affiliates ...        0.74%
Net investment income ...............................        4.20%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................      $  160
Portfolio turnover rate .............................       14.76%

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Templeton Income Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2008

TEMPLETON INTERNATIONAL BOND FUND                                         PRINCIPAL AMOUNT(a)       VALUE
---------------------------------                                        ---------------------   -----------
      BONDS 91.7%
      ARGENTINA 2.6%
(b,c) Government of Argentina, senior bond, FRN, 3.127%, 8/03/12 .....        1,075,000          $   427,328
                                                                                                 -----------
      AUSTRALIA 1.9%
      Queensland Treasury Corp.,
         6.00%, 7/14/09 ..............................................          160,000    AUD       136,846
  (d)    144A, 7.125%, 9/18/17 .......................................          230,000    NZD       165,702
                                                                                                 -----------
                                                                                                     302,548
                                                                                                 -----------
      AUSTRIA 3.4%
      Oesterreichische Kontrollbank AG, senior bond, 2.75%, 6/14/11 ..          600,000    CHF       544,317
                                                                                                 -----------
      BRAZIL 4.3%
      Nota Do Tesouro Nacional,
         9.762%, 1/01/17 .............................................              650(e) BRL       331,692
  (f)    Index Linked, 6.00%, 5/15/15 ................................              370(e) BRL       363,212
                                                                                                 -----------
                                                                                                     694,904
                                                                                                 -----------
      CANADA 4.8%
      Province of Ontario,
         1.875%, 1/25/10 .............................................       20,000,000    JPY       186,228
         6.25%, 6/16/15 ..............................................          886,000    NZD       595,510
                                                                                                 -----------
                                                                                                     781,738
                                                                                                 -----------
      EGYPT 7.5%
  (g) Egypt Treasury Bills,
         12/16/08 ....................................................        1,650,000    EGP       299,652
         1/13/09 - 4/21/09 ...........................................        1,250,000    EGP       222,728
         3/31/09 .....................................................        1,100,000    EGP       194,127
         4/28/09 .....................................................        2,900,000    EGP       508,319
                                                                                                 -----------
                                                                                                   1,224,826
                                                                                                 -----------
      FRANCE 3.8%
      Government of France,
         4.25%, 10/25/17 .............................................          373,000    EUR       543,973
         4.25%, 4/25/19 ..............................................           50,000    EUR        72,356
                                                                                                 -----------
                                                                                                     616,329
                                                                                                 -----------
      GERMANY 4.8%
      KfW Bankengruppe,
  (b)    FRN, 0.688%, 8/08/11 ........................................       49,000,000    JPY       449,572
         senior note, 7.25%, 2/22/10 .................................          474,000    NZD       331,576
                                                                                                 -----------
                                                                                                     781,148
                                                                                                 -----------
      INDONESIA 4.8%
      Government of Indonesia,
         9.00%, 9/15/13 ..............................................      520,000,000    IDR        50,669
         11.00%, 11/15/20 ............................................      403,000,000    IDR        40,520
         12.80%, 6/15/21 .............................................      348,000,000    IDR        39,263


                               Annual Report | 21

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND                                         PRINCIPAL AMOUNT(a)       VALUE
---------------------------------                                        ---------------------   -----------
      BONDS (CONTINUED)
      INDONESIA (CONTINUED)
      Government of Indonesia, (continued)
         12.90%, 6/15/22 .............................................      240,000,000    IDR   $    27,204
         10.25%, 7/15/22 .............................................       95,000,000    IDR         8,961
         9.50%, 7/15/23 ..............................................    2,590,000,000    IDR       227,390
         10.00%, 9/15/24 .............................................       63,000,000    IDR         5,721
         11.00%, 9/15/25 .............................................      320,000,000    IDR        31,378
         10.25%, 7/15/27 .............................................      447,000,000    IDR        40,960
         10.00%, 2/15/28 .............................................    3,403,000,000    IDR       304,597
                                                                                                 -----------
                                                                                                     776,663
                                                                                                 -----------
      MALAYSIA 8.2%
      Government of Malaysia,
         4.305%, 2/27/09 .............................................           80,000    MYR        23,644
         7.00%, 3/15/09 ..............................................        2,410,000    MYR       722,553
         4.032%, 9/15/09 .............................................           20,000    MYR         5,909
         3.833%, 9/28/11 .............................................          530,000    MYR       155,862
         3.461%, 7/31/13 .............................................        1,400,000    MYR       401,128
         3.814%, 2/15/17 .............................................           55,000    MYR        15,126
                                                                                                 -----------
                                                                                                   1,324,222
                                                                                                 -----------
      MEXICO 11.0%
      Government of Mexico,
         9.00%, 12/20/12 .............................................              800(h) MXN         7,954
         8.00%, 12/19/13 .............................................            2,300(h) MXN        21,982
         8.00%, 12/17/15 .............................................           25,000(h) MXN       237,433
         7.75%, 12/14/17 .............................................           47,000(h) MXN       436,961
         10.00%, 12/05/24 ............................................           97,400(h) MXN     1,073,910
                                                                                                 -----------
                                                                                                   1,778,240
                                                                                                 -----------
      NETHERLANDS 3.0%
      Government of the Netherlands, 4.50%, 7/15/17 ..................          331,000    EUR       490,952
                                                                                                 -----------
      NORWAY 2.3%
      Government of Norway, 5.50%, 5/15/09 ...........................        2,050,000    NOK       376,523
                                                                                                 -----------
      POLAND 3.3%
      Government of Poland,
         6.00%, 5/24/09 ..............................................          710,000    PLN       311,104
         5.75%, 9/23/22 ..............................................          500,000    PLN       213,585
                                                                                                 -----------
                                                                                                     524,689
                                                                                                 -----------
      SINGAPORE 3.7%
      Government of Singapore,
         4.375%, 1/15/09 .............................................          550,000    SGD       392,843
         2.375%, 10/01/09 ............................................          280,000    SGD       200,101
                                                                                                 -----------
                                                                                                     592,944
                                                                                                 -----------


                               22 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND                                         PRINCIPAL AMOUNT(a)       VALUE
---------------------------------                                        ---------------------   -----------
      BONDS (CONTINUED)
      SOUTH KOREA 9.4%
      Korea Treasury Bond,
         5.25%, 9/10/12 ..............................................      506,000,000    KRW   $   455,385
         5.00%, 9/10/16 ..............................................       16,000,000    KRW        13,844
         5.50%, 9/10/17 ..............................................      975,000,000    KRW       868,481
         5.25%, 3/10/27 ..............................................      213,300,000    KRW       180,736
                                                                                                 -----------
                                                                                                   1,518,446
                                                                                                 -----------
  (i) SUPRANATIONAL 6.5%
      European Investment Bank, senior note,
         6.50%, 9/10/14 ..............................................          110,000    NZD        75,579
  (b)    FRN, 0.709%, 9/21/11 ........................................       55,000,000    JPY       505,415
      Inter-American Development Bank, 1.90%, 7/08/09 ................       50,000,000    JPY       463,524
                                                                                                 -----------
                                                                                                   1,044,518
                                                                                                 -----------
      SWEDEN 6.4%
      Government of Sweden, 5.00%, 1/28/09 ...........................        6,670,000    SEK     1,035,103
                                                                                                 -----------
      TOTAL BONDS (COST $15,329,507) .................................                            14,835,438
                                                                                                 -----------

                                                                            NOTIONAL AMOUNT
                                                                         ---------------------
      OPTIONS PURCHASED (COST $3,750) 0.0%(j)
      PUTS
      BRAZIL 0.0%(j)
  (k) Brazilian Real Put, strike price 2.05 BRL,
         expiration date 1/20/09 .....................................   $      100,000                  140
                                                                                                 -----------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
         (COST $15,333,257) ..........................................                            14,835,578
                                                                                                 -----------

                                                                                SHARES
                                                                         ---------------------
      SHORT TERM INVESTMENTS (COST $496,671) 3.1%
      MONEY MARKET FUND 3.1%
      UNITED STATES 3.1%
  (l) Franklin Institutional Fiduciary Trust Money Market
         Portfolio, 2.15% ............................................          496,671              496,671
                                                                                                 -----------
      TOTAL INVESTMENTS (COST $15,829,928) 94.8% .....................                           $15,332,249
      NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE
         CONTRACTS 1.5% ..............................................                               249,821
      OTHER ASSETS, LESS LIABILITIES 3.7% ............................                               598,903
                                                                                                 -----------
      NET ASSETS 100.0% ..............................................                           $16,180,973
                                                                                                 ===========


                               Annual Report | 23

Templeton Income Trust

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
BRL - Brazilian Real
CHF - Swiss Franc
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar

SELECTED PORTFOLIO ABBREVIATIONS

FRN - Floating Rate Note

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2008, the value of this security was $165,702, representing 1.02% of net assets.

(e)  Principal amount is stated in 1,000 Brazilian Real Units.

(f)  Redemption price at maturity is adjusted for inflation. See Note 1(f).

(g)  The security is traded on a discount basis with no stated coupon rate.

(h)  Principal amount is stated in 100 Mexican Peso Units.

(i) A supranational organization is an entity formed by two or more central governments through international treaties.

(j)  Rounds to less than 0.1% of net assets.

(k)  Non-income producing for the twelve months ended August 31, 2008.

(l) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Templeton Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008

                                                                     TEMPLETON
                                                                   INTERNATIONAL
                                                                     BOND FUND
                                                                   -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................    $15,333,257
      Cost - Sweep Money Fund (Note 7) .........................        496,671
                                                                    -----------
      Total cost of investments ................................    $15,829,928
                                                                    ===========
      Value - Unaffiliated issuers .............................    $14,835,578
      Value - Sweep Money Fund (Note 7) ........................        496,671
                                                                    -----------
      Total value of investments ...............................     15,332,249
   Receivables:
      Investment securities sold ...............................        201,764
      Capital shares sold ......................................        179,650
      Interest .................................................        241,750
      Affiliates ...............................................         41,142
   Offering costs ..............................................         25,807
   Net unrealized appreciation on forward exchange contracts
      (Note 8) .................................................        440,654
                                                                    -----------
         Total assets ..........................................     16,463,016
                                                                    -----------
Liabilities:
   Payables:
      Capital shares redeemed ..................................         23,103
      Reports to shareholders ..................................         18,768
      Professional fees ........................................         41,798
   Net unrealized depreciation on forward exchange contracts
      (Note 8) .................................................        190,833
   Accrued expenses and other liabilities ......................          7,541
                                                                    -----------
         Total liabilities .....................................        282,043
                                                                    -----------
            Net assets, at value ...............................    $16,180,973
                                                                    -----------
Net assets consist of:
   Paid-in capital .............................................    $16,384,085
   Undistributed net investment income .........................         51,580
   Net unrealized appreciation (depreciation) ..................       (256,426)
   Accumulated net realized gain (loss) ........................          1,734
                                                                    -----------
            Net assets, at value ...............................    $16,180,973
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Templeton Income Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2008

                                                                     TEMPLETON
                                                                   INTERNATIONAL
                                                                     BOND FUND
                                                                   -------------
CLASS A:
   Net assets, at value ........................................    $13,776,751
                                                                    -----------
   Shares outstanding ..........................................      1,386,784
                                                                    -----------
   Net asset value per share(a) ................................    $      9.93
                                                                    -----------
   Maximum offering price per share (net asset value per
      share /95.75%) ...........................................    $     10.37
                                                                    -----------
CLASS C:
   Net assets, at value ........................................    $ 2,041,356
                                                                    -----------
   Shares outstanding ..........................................        205,416
                                                                    -----------
   Net asset value and maximum offering price per share(a)......    $      9.94
                                                                    -----------
CLASS R:
   Net assets, at value ........................................    $   203,055
                                                                    -----------
   Shares outstanding ..........................................         20,440
                                                                    -----------
   Net asset value and maximum offering price per share(a)......    $      9.93
                                                                    -----------
ADVISOR CLASS:
   Net assets, at value ........................................    $   159,811
                                                                    -----------
   Shares outstanding ..........................................         16,069
                                                                    -----------
   Net asset value and maximum offering price per share(a)......    $      9.95
                                                                    -----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Templeton Income Trust

STATEMENT OF OPERATIONS
for the period December 3, 2007 (commencement of operations) to August 31, 2008

                                                                     TEMPLETON
                                                                   INTERNATIONAL
                                                                     BOND FUND
                                                                   -------------
Investment income:
   Dividends- Sweep Money Fund (Note 7) ........................     $  29,514
   Interest (net of foreign taxes of $5,669) ...................       448,986
                                                                     ---------
         Total investment income ...............................       478,500
                                                                     ---------
Expenses:
   Management fees (Note 3a) ...................................        44,968
   Administrative fees (Note 3b) ...............................        19,297
   Distribution fees: (Note 3c)
      Class A ..................................................        26,864
      Class C ..................................................         5,963
      Class R ..................................................           555
   Transfer agent fees (Note 3e) ...............................         8,327
   Custodian fees (Note 4) .....................................         6,748
   Reports to shareholders .....................................        28,465
   Registration and filing fees ................................        20,192
   Professional fees ...........................................        43,595
   Trustees' fees and expenses .................................         2,423
   Amortization of offering costs ..............................        74,670
   Other .......................................................           943
                                                                     ---------
         Total expenses ........................................       283,010
         Expense reductions (Note 4) ...........................          (348)
         Expenses waived/paid by affiliates (Note 3f) ..........      (177,530)
                                                                     ---------
            Net expenses .......................................       105,132
                                                                     ---------
               Net investment income ...........................       373,368
                                                                     ---------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................        27,522
      Foreign currency transactions ............................        36,144
                                                                     ---------
            Net realized gain (loss) ...........................        63,666
                                                                     ---------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................      (247,859)
      Translation of other assets and liabilities denominated in
         foreign currencies ....................................        (8,567)
                                                                     ---------
            Net change in unrealized appreciation
               (depreciation) ..................................      (256,426)
                                                                     ---------
Net realized and unrealized gain (loss) ........................      (192,760)
                                                                     ---------
Net increase (decrease) in net assets resulting from
   operations ..................................................     $ 180,608
                                                                     =========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Templeton Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     TEMPLETON
                                                                   INTERNATIONAL
                                                                     BOND FUND
                                                                    PERIOD ENDED
                                                                     AUGUST 31,
                                                                      2008(a)
                                                                   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................    $   373,368
      Net realized gain (loss) from investments and foreign
         currency transactions .................................         63,666
      Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and liabilities
         denominated in foreign currencies .....................       (256,426)
                                                                    -----------
            Net increase (decrease) in net assets resulting from
               operations ......................................        180,608
                                                                    -----------
   Distributions to shareholders from:
      Net investment income:
         Class A ...............................................       (376,272)
         Class C ...............................................        (38,958)
         Class R ...............................................         (4,704)
         Advisor Class .........................................         (2,529)
                                                                    -----------
   Total distributions to shareholders .........................       (422,463)
                                                                    -----------
      Capital share transactions: (Note 2)
         Class A ...............................................     13,961,058
         Class C ...............................................      2,087,979
         Class R ...............................................        209,719
         Advisor Class .........................................        163,408
                                                                    -----------
   Total capital share transactions ............................     16,422,164
                                                                    -----------
   Redemption fees .............................................            664
                                                                    -----------
            Net increase (decrease) in net assets ..............     16,180,973
Net assets:
   Beginning of period .........................................             --
                                                                    -----------
   End of period ...............................................    $16,180,973
                                                                    ===========
Undistributed net investment income included in net assets:
   End of period ...............................................    $    51,580
                                                                    ===========

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON INTERNATIONAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton International Bond Fund (Fund) included in this report is non-diversified. The financial statements of the remaining fund in the Trust are presented separately. Effective December 3, 2007, the Fund commenced operations offering four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                               Annual Report | 29

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                               30 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or exchange rate, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax position as of August 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                               Annual Report | 31

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

G. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee will be eliminated.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               32 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                               YEAR ENDED
                                                           AUGUST 31, 2008(a)
                                                        -----------------------
                                                          SHARES       AMOUNT
                                                        ---------   -----------
CLASS A SHARES:
   Shares sold ......................................   1,550,787   $15,599,411
   Shares issued in reinvestment of distributions ...      13,336       134,656
   Shares redeemed ..................................    (177,339)   (1,773,009)
                                                        ---------   -----------
   Net increase (decrease) ..........................   1,386,784   $13,961,058
                                                        =========   ===========
CLASS C SHARES:
   Shares sold ......................................     263,956   $ 2,677,098
   Shares issued in reinvestment of distributions ...       3,712        37,548
   Shares redeemed ..................................     (62,252)     (626,667)
                                                        ---------   -----------
   Net increase (decrease) ..........................     205,416   $ 2,087,979
                                                        =========   ===========
CLASS R SHARES:
   Shares sold ......................................      24,908   $   255,322
   Shares issued in reinvestment of distributions ...         434         4,397
   Shares redeemed ..................................      (4,902)      (50,000)
                                                        ---------   -----------
   Net increase (decrease) ..........................      20,440   $   209,719
                                                        =========   ===========
ADVISOR CLASS SHARES:
   Shares sold ......................................      18,380   $   186,464
   Shares issued in reinvestment of distributions ...         196         1,965
   Shares redeemed ..................................      (2,507)      (25,021)
                                                        ---------   -----------
   Net increase (decrease) ..........................      16,069   $   163,408
                                                        =========   ===========

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               Annual Report | 33

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   ---------------------------------------------------
       0.500%         Up to and including $200 million
       0.450%         Over $200 million, up to and including $1.3 billion
       0.400%         In excess of $1.3 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ...   0.35%
Class C ...   0.65%
Class R ...   0.50%

The Board of Trustees has agreed to limit the rate to 0.30% per year for Class A shares for the period February 1, 2008 through January 31, 2009.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   brokers/dealers ...........................................   $9,399
Contingent deferred sales charges retained ...................   $  483


                               34 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the year ended August 31, 2008, the Fund paid transfer agent fees of $8,327, of which $5,211 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses, through December 31, 2008. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After December 31, 2008, FT Services and Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At August 31, 2008, Advisers owned 42.99% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the year ended August 31, 2008, was as follows:

                                                                 2008
                                                             -----------
Distributions paid from - ordinary income ................   $   422,463
                                                             ===========

At August 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ......................................   $15,882,487
                                                             -----------
Unrealized appreciation ..................................   $    98,823
Unrealized depreciation ..................................      (649,061)
                                                             -----------
Net unrealized appreciation (depreciation) ...............   $  (550,238)
                                                             ===========
Distributable earnings - undistributed ordinary income ...   $   347,299
                                                             ===========


                               Annual Report | 35

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement purposes and tax purposes primarily due to differing treatments of foreign currency transactions, non-deductible offering costs, non-deductible distribution fees, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2008, aggregated $15,679,650 and $1,590,809, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At August 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                                   CONTRACT         SETTLEMENT    UNREALIZED     UNREALIZED
                                                  AMOUNT(a)            DATE      APPRECIATION   DEPRECIATION
                                                -------------       ----------   ------------   ------------
CONTRACTS TO BUY
       7,000,000   Japanese Yen .............          63,388        12/04/08      $   1,285    $       --
       7,768,440   Kazakhstani Tenge ........          60,000        12/12/08          4,746            --
      12,800,000   Kazakhstani Tenge ........         100,000         1/20/09          6,432            --
      26,132,500   Japanese Yen .............         250,000         1/30/09             --        (7,688)
       1,292,000   Kazakhstani Tenge ........          10,000         2/26/09            719            --
       7,324,178   Kazakhstani Tenge ........          56,851         2/27/09          3,907            --
      34,468,000   Kazakhstani Tenge ........         270,125         3/11/09         15,516            --
         770,000   Norwegian Krone ..........         378,840 RON     3/11/09             --       (11,834)
         206,448   Peruvian Nuevo Sol .......         838,538 MXN     3/11/09             --        (9,909)
       3,131,255   Kazakhstani Tenge ........          25,022         4/30/09            817            --
          68,610   Peruvian Nuevo Sol .......          25,000         5/08/09             --        (2,032)
          54,854   Peruvian Nuevo Sol .......          20,294         5/15/09             --        (1,938)
          68,618   Peruvian Nuevo Sol .......          25,367         5/19/09             --        (2,411)
       1,427,138   Russian Ruble ............         643,546 MXN     6/16/09             --        (3,572)


                               36 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                   CONTRACT         SETTLEMENT    UNREALIZED     UNREALIZED
                                                  AMOUNT(a)            DATE      APPRECIATION   DEPRECIATION
                                                -------------       ----------   ------------   ------------
CONTRACTS TO SELL
          175,998  Romanian Leu-New .........         454,290 SEK    12/15/08      $      --     $  (1,407)
      346,120,000  South Korean Won .........         398,297 CHF     1/14/09         45,080            --
      837,291,000  South Korean Won .........         964,635 CHF     1/20/09        110,224            --
      215,411,670  South Korean Won .........         226,083         1/23/09         28,742            --
          117,480  Euro .....................         171,280         1/28/09            277            --
      250,000,000  South Korean Won .........         263,727         1/28/09         34,721            --
          117,480  Euro .....................         171,433         1/29/09            438            --
           20,409  Euro .....................          29,642         1/29/09             --           (64)
           30,607  Euro .....................          44,889         2/04/09            353            --
          321,206  Mexican Peso .............          28,358         2/06/09             --        (2,142)
           20,321  New Zealand Dollar .......     240,337,898 VND     2/12/09             --          (310)
          236,579  Romanian Leu-New .........       1,558,167 CZK     2/12/09             --        (2,956)
           86,481  Romanian Leu-New .........         572,340 CZK     2/17/09             --          (888)
           40,958  Euro .....................          59,167         2/19/09             --          (386)
           27,121  New Zealand Dollar .......     321,179,996 VND     2/20/09             --          (425)
          136,018  Euro .....................         197,834         2/23/09            105            --
          272,036  Euro .....................      41,851,650 JPY     2/23/09             --        (6,798)
          136,018  Euro .....................         197,581         2/23/09             --          (147)
           90,679  Euro .....................         132,527         2/25/09            721            --
          181,357  Euro .....................      27,928,343 JPY     2/25/09             --        (4,219)
          257,950  Euro .....................         377,165         2/26/09          2,240            --
           90,679  Euro .....................      13,907,166 JPY     2/26/09             --        (2,626)
          408,053  Euro .....................      63,446,891 JPY     2/27/09             --        (3,717)
          668,390  Euro .....................         987,151         2/27/09         15,703            --
           61,795  Romanian Leu-New .........         400,370 CZK     2/27/09             --        (1,098)
           90,678  Euro .....................         135,923         3/03/09          4,154            --
          136,017  Euro .....................         203,471         3/04/09          5,828            --
           45,339  Euro .....................          68,285         3/09/09          2,419            --
           45,339  Euro .....................       6,973,048 JPY     3/09/09             --        (1,054)
           45,339  Euro .....................          68,505         3/10/09          2,642             --
           34,004  Euro .....................       5,212,643 JPY     3/10/09             --          (944)
        2,275,000  Mexican Peso .............      91,511,875 CLP     3/11/09             --       (39,061)
        2,275,000  Mexican Peso .............         200,883         3/11/09             --       (14,107)
          180,000  New Zealand Dollar .......       5,455,800 INR     3/11/09             --          (648)
           45,339  Euro .....................          69,283         3/17/09          3,442            --
      100,900,000  South Korean Won .........         100,789 CHF     3/25/09             --          (613)
          165,053  Euro .....................      25,163,699 JPY     3/31/09             --        (5,331)
          297,808  Mexican Peso .............          26,678         4/01/09             --        (1,377)
           56,244  Mexican Peso .............         640,124 KZT     4/01/09             --            (3)
          277,510  Euro .....................      42,958,436 JPY     4/06/09             --        (2,656)
       70,546,000  South Korean Won .........          73,229 CHF     4/06/09          2,102            --
           70,000  British Pound Sterling ...         136,025         4/07/09         10,238            --
           45,461  British Pound Sterling ...         118,914 SGD     4/14/09          2,992            --


                               Annual Report | 37

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                   CONTRACT          SETTLEMENT   UNREALIZED     UNREALIZED
                                                  AMOUNT(a)             DATE     APPRECIATION   DEPRECIATION
                                                -------------       ----------   ------------   ------------
CONTRACTS TO SELL (CONTINUED)
           86,484  Euro .....................      13,453,667 JPY     4/14/09      $     --     $     (105)
          177,520  Euro .....................         274,641         4/14/09        17,177             --
          259,452  Euro .....................         546,998 SGD     4/14/09        13,104             --
           45,518  Euro .....................          94,789 SGD     4/17/09         1,478             --
          136,554  Euro .....................         285,862 SGD     4/20/09         5,546             --
           51,777  Euro .....................       8,096,749 JPY     4/20/09           379             --
           45,393  Euro .....................         221,223 MYR     4/21/09            --           (365)
           22,696  Euro .....................          47,535 SGD     4/24/09           949             --
           34,002  British Pound Sterling ...         204,319 MYR     4/27/09            --           (578)
           22,696  Euro .....................          47,378 SGD     4/27/09           845             --
           11,334  British Pound Sterling ...          68,516 MYR     4/30/09            --            (67)
          703,327  Mexican Peso .............         178,448 PEN     4/30/09            --         (6,210)
        1,501,739  Mexican Peso .............         135,938         5/04/09            --         (4,843)
          478,223  Mexican Peso .............       1,770,763 INR     5/04/09            --         (5,319)
           14,753  Euro .....................          30,142 SGD     5/06/09            98             --
        1,448,433  Mexican Peso .............         131,971         5/06/09            --         (3,772)
           11,334  British Pound Sterling ...          68,307 MYR     5/07/09            --           (119)
        1,671,915  Mexican Peso .............       4,643,839 TWD     5/18/09            --         (9,244)
          604,507  Mexican Peso .............       1,647,438 TWD     6/02/09            --         (4,220)
          605,745  Mexican Peso .............       1,356,479 RUB     6/04/09            --         (2,888)
           75,930  Euro .....................         373,776 MYR     6/09/09           818             --
           94,737  Euro .....................         146,039         6/10/09         8,980             --
           63,274  Euro .....................         314,883 MYR     6/10/09         1,696             --
          537,271  Mexican Peso .............       1,193,225 RUB     6/10/09            --         (2,933)
           10,723  Euro .....................          53,511 MYR     6/12/09           333             --
           14,063  Euro .....................          69,844 MYR     6/15/09           341             --
           27,879  Euro .....................         138,001 MYR     6/16/09           541             --
        1,124,315  Mexican Peso .............       2,498,287 RUB     6/16/09            --         (6,043)
          842,933  Mexican Peso .............       1,858,769 RUB     7/10/09            --         (4,964)
           65,140  Euro .....................         100,702         7/13/09         6,576             --
           32,570  Euro .....................          67,327 SGD     7/13/09         1,026             --
          420,246  Mexican Peso .............         925,283 RUB     7/13/09            --         (2,523)
           37,581  Euro .....................       1,722,280 TWD     7/14/09           279             --
           65,141  Euro .....................         100,815         7/14/09         6,693             --
           25,054  Euro .....................         124,794 MYR     7/14/09           769             --
           32,570  Euro .....................          67,429 SGD     7/14/09         1,102             --
           61,634  Euro .....................         308,351 MYR     7/15/09         2,297             --
           32,571  Euro .....................          67,996 SGD     7/15/09         1,510             --
           51,611  Euro .....................       2,381,518 TWD     7/15/09           901             --
           65,141  Euro .....................         101,854         7/15/09         7,735             --
            7,015  Euro .....................         324,795 TWD     7/16/09           158             --
           16,035  Euro .....................          80,191 MYR     7/16/09           590             --
           16,285  Euro .....................         755,111 TWD     7/17/09           402             --


                               38 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                   CONTRACT         SETTLEMENT    UNREALIZED     UNREALIZED
                                                  AMOUNT(a)            DATE      APPRECIATION   DEPRECIATION
                                                -------------       ----------   ------------   ------------
CONTRACTS TO SELL (CONTINUED)
           16,285  Euro .....................          33,837 SGD     7/17/09      $    644      $      --
           16,285  Euro .....................          81,477 MYR     7/17/09           611             --
           32,570  Euro .....................          51,128         7/17/09         4,073             --
           25,054  Euro .....................          39,015         7/22/09         2,825             --
           16,285  Euro .....................          33,875 SGD     7/24/09           685             --
           57,624  Euro .....................          90,141         7/24/09         6,910             --
           17,788  Euro .....................         820,356 TWD     7/24/09           305             --
           11,274  Euro .....................          56,721 MYR     7/24/09           522             --
          167,321  Mexican Peso .............         467,094 TWD     7/24/09            --           (701)
          167,321  Mexican Peso .............         375,469 RUB     7/24/09            --           (714)
          487,926  New Zealand Dollar .......   3,343,269,158 IDR     7/28/09        16,515             --
          290,000  Mexican Peso .............          27,179         7/29/09           328             --
        1,229,702  Mexican Peso .............         116,125         7/31/09         2,301             --
          722,113  Mexican Peso .............          68,130         8/04/09         1,328             --
          656,158  New Zealand Dollar .......   4,419,417,879 IDR     8/04/09        14,143             --
          113,994  New Zealand Dollar .......     756,553,521 IDR     8/05/09         1,298             --
          126,146  New Zealand Dollar .......       2,116,724 RUB     8/12/09            --         (1,304)
           61,575  New Zealand Dollar .......       1,030,519 RUB     8/14/09            --           (740)
           58,173  New Zealand Dollar .......     704,974,590 VND     8/14/09            --           (820)
                                                                                   --------      ---------
Unrealized appreciation (depreciation) on forward exchange contracts .........     $440,654      $(190,833)
                                                                                   --------      ---------
   NET UNREALIZED APPRECIATION (DEPRECIATION)ON FORWARD EXCHANGE CONTRACTS ...     $249,821
                                                                                   ========

(a)  In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS
CHF - Swiss Franc
CLP - Chilean Peso
CZK - Czech Koruna
IDR - Indonesian Rupiah
INR - Indian Rupee
JPY - Japanese Yen
KZT - Kazakhstani Tenge
MXN - Mexican Peso
MYR - Malaysian Ringgit
PEN - Peruvian Nuevo Sol
RON - Romanian Leu-New
RUB - Russian Ruble
SEK - Swedish Krona
SGD - Singapore Dollar
TWD - Taiwanese Dollar
VND - Vietnamese Dong


                               Annual Report | 39

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

9. CREDIT RISK

The Fund has 9.27% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

10. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

11. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               40 | Annual Report

Templeton Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON INTERNATIONAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton International Bond Fund (the "Fund") at August 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the period December 3, 2007 (commencement of operations) through August 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 21, 2008


                               Annual Report | 41

Templeton Income Trust

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,734 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2008.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $25,743 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2008.

At August 31, 2008, more than 50% of the Templeton International Bond's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designate to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on August 19, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

RECORD DATE: 8/19/2008

                    FOREIGN     FOREIGN     FOREIGN
                      TAX        SOURCE    QUALIFIED
                      PAID       INCOME    DIVIDENDS
CLASS              PER SHARE   PER SHARE   PER SHARE
-----              ---------   ---------   ---------
Class A ........    $0.0028     $0.2401     $0.0000
Class C ........     0.0028      0.2330      0.0000
Class R ........     0.0028      0.2353      0.0000
Advisor Class ..     0.0028      0.2507      0.0000

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)


                               42 | Annual Report

Templeton Income Trust

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               Annual Report | 43

Templeton Income Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------   ---------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1992           143              Bar-S Foods (meat packing
500 East Broward Blvd.                                                                   company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until
1998).

ANN TORRE BATES (1958)           Trustee           Since                28               SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                             January 2008                          Allied Capital Corporation
Suite 2100                                                                               (financial services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
1995).

FRANK J. CROTHERS (1944)         Trustee           Since 2003           21               Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                   company), Nuinsco Resources
Suite 2100                                                                               Limited (mineral exploration),
Fort Lauderdale, FL 33394-3091                                                           Royal Fidelity Merchant Bank &
                                                                                         Trust Limited (financial
                                                                                         services), C.A. Bancorp Inc.
                                                                                         (financial services), Victory
                                                                                         Nickel Inc. (mineral
                                                                                         exploration), ABACO Markets
                                                                                         Limited (retail distributors) and
                                                                                         Belize Electricity Limited
                                                                                         (electric utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company, Ltd.; Director, Provo
Power Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic
Equipment & Power Ltd. (1977-2003).


                               44 | Annual Report

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------   ---------------------------------
EDITH E. HOLIDAY (1952)          Lead              Trustee since        143              Hess Corporation (exploration and
500 East Broward Blvd.           Independent       2001 and Lead                         refining of oil and gas), H.J.
Suite 2100                       Trustee           Independent                           Heinz Company (processed foods
Fort Lauderdale, FL 33394-3091                     Trustee since                         and allied products), RTI
                                                   2007                                  International Metals, Inc.
                                                                                         (manufacture and distribution of
                                                                                         titanium), Canadian National
                                                                                         Railway (rail-road) and White
                                                                                         Mountains Insurance Group, Ltd.
                                                                                         (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor
to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department
(1988-1989).

DAVID W. NIEMIEC (1949)          Trustee           Since 2005           21               Emeritus Corporation (assisted
500 East Broward Blvd.                                                                   living) and OSI Pharmaceuticals,
Suite 2100                                                                               Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC
Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking)
(1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee           Since 2003           143              Hess Corporation (exploration and
500 East Broward Blvd.                                                                   refining of oil and gas) and
Suite 2100                                                                               Sentient Jet (private jet
Fort Lauderdale, FL 33394-3091                                                           service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2005           143              None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and
FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of
Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee           Since 2003           21               None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology
Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).


                               Annual Report | 45

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------   ---------------------------------
ROBERT E. WADE (1946)            Trustee           Since 2006           35               El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                   (investments) and ARC Wireless
Suite 2100                                                                               Solutions, Inc. (wireless
Fort Lauderdale, FL 33394-3091                                                           components and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------   ---------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,          Trustee, Vice        143              None
One Franklin Parkway             Chairman of       President since
San Mateo, CA 94403-1906         the Board and     1992 and
                                 Vice President    Chairman of the
                                                   Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee           Since 2007           94               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PA ST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable   Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice President
                                 Vice President    - AML Compliance
                                 - AML             since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PA ST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance,
Franklin Resources, Inc. (1994-2001).


                               46 | Annual Report

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------   ---------------------------------
LAURA F. FERGERSON (1962)        Chief Financial   Since                Not Applicable   Not Applicable
One Franklin Parkway             Officer and       February 2008
San Mateo, CA 94403-1906         Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President,
Franklin Templeton Services, LLC (1997-2003).

JIMMY D. GAMBILL (1947)          Vice President    Since                Not Applicable   Not Applicable
500 East Broward Blvd.                             February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of
Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1996           Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.
and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

JOHN R. KAY (1940)               Vice President    Since 1994           Not Applicable   Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.


                               Annual Report | 47

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------   ---------------------------------
CHRISTOPHER J. MOLUMPHY (1962)   President and     Since 2002           Not Applicable   Not Applicable
One Franklin Parkway             Chief Executive
San Mateo, CA 94403-1906         Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)        Secretary         Since 2004           Not Applicable   Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice
President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.

GREGORY R. SEWARD (1956)         Treasurer         Since 2004           Not Applicable   Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                               48 | Annual Report

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                         FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------   ---------------------------------
GALEN VETTER (1951)              Senior Vice       Since                Not Applicable   Not Applicable
500 East Broward Blvd.           President and     February 2008
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM
McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 49

Templeton Income Trust

SHAREHOLDER INFORMATION

TEMPLETON INTERNATIONAL BOND FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               50 | Annual Report

GOF P-9

                         SUPPLEMENT DATED MAY 28, 2008
                           TO THE CURRENTLY EFFECTIVE
                                   PROSPECTUS
                           OF EACH OF THE LISTED FUNDS

FRANKLIN STRATEGIC SERIES
Franklin Strategic Income Fund

FRANKLIN INVESTORS SECURITIES TRUST
Franklin Low Duration Total Return Fund
Franklin Total Return Fund

TEMPLETON GLOBAL INVESTMENT TRUST
Templeton Income Fund

TEMPLETON INCOME TRUST
Templeton Global Bond Fund
Templeton International Bond Fund

I. For Franklin Strategic Income Fund, the paragraph in the "Goals and Strategies - Main Investment Strategies" section beginning with "Derivative instruments..." is revised to read as follows:

     Derivative investments may be used to help manage interest rate risks, protect Fund assets, implement a cash or tax management strategy or enhance Fund income. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

     The Fund may also, from time to time, enter into forward currency contracts (including cross currency forwards) and currency futures contracts to try to hedge (protect) against currency exchange rate fluctuations or to generate income or returns for the Fund. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Cross currency forwards are forward contracts to sell an amount of a foreign currency when the Fund believes that foreign currency may suffer or enjoy a substantial movement against another foreign currency. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date for a price set at the time of the contract. Such contracts trade on an exchange unlike forward currency contracts. The Fund's investments in forward currency contracts (including cross currency forwards) and currency futures contracts may result in net short currency exposures.

II. For Franklin Low Duration Total Return Fund and Franklin Total Return Fund, the paragraph in each Fund's "Goals and Strategies - Main Investment Strategies" section beginning with "In order to effectively manage..." is revised to read as follows:

     In order to effectively manage cash flows in or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or securities at a specified future date and price. Among other techniques, the Fund may also use futures contracts on U.S. Treasury securities to help manage risks relating to interest rates and other market factors, to increase liquidity, to invest in particular instruments in more efficient or less expensive ways, and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Fund assets from exposure to the markets.

     The Fund may also, from time to time, enter into forward currency contracts (including cross currency forwards) and currency futures contracts to try to hedge (protect) against currency exchange rate fluctuations or to generate income or returns for the Fund. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Cross currency forwards are forward contracts to sell an amount of a foreign currency when the Fund believes that foreign currency may suffer or enjoy a substantial movement against another foreign currency. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date for a price set at the time of the contract. Such contracts trade on an exchange unlike forward currency contracts. The Fund's investments in forward currency contracts (including cross currency forwards) and currency futures contracts may result in net short currency exposures.

     In addition, the Fund may invest in swap agreements which may include interest rate, total return, currency and credit default swaps. Swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyer for periods ranging from a few days to more than a year, in which the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or other currency value of predetermined investments or instruments.

III. For Templeton Income Fund, the last sentence of the paragraph beginning "When searching for debt securities..." in the "Goals and Strategies - Main Investment Strategies" section is deleted and the following is added after the referenced paragraph:

     The Fund may, from time to time, enter into forward currency contracts (including cross currency forwards) and currency futures contracts to try to hedge (protect) against currency exchange rate fluctuations or to generate income or returns for the Fund. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Cross currency forwards are forward contracts to sell an amount of a foreign currency when the Fund believes that foreign currency may suffer or enjoy a substantial movement against another foreign currency. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date for a price set at the time of the contract. Such contracts trade on an exchange unlike forward currency contracts. The Fund's investments in forward currency contracts (including cross currency forwards) and currency futures contracts may result in net short currency exposures.

IV. For Templeton Global Bond Fund and Templeton International Bond Fund, the paragraph beginning "The Fund may also enter into currency futures..." in the "Goals and Strategies - Main Investment Strategies" section is deleted and preceding paragraph is revised to read as follows:

     The Fund may enter, from time to time, into forward currency contracts (including cross currency forwards) and currency futures contracts to try to hedge (protect) against currency exchange rate fluctuations or to generate income or returns for the Fund. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Cross currency forwards are forward contracts to sell an amount of a foreign currency when the Fund believes that foreign currency may suffer or enjoy a substantial movement against another foreign currency. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date for a price set at the time of the contract. Such contracts trade on an exchange unlike forward currency contracts. The Fund's investments in forward currency contracts (including cross currency forwards) and currency futures contracts may result in net short currency exposures.

V. For each Fund, the following paragraph is amended or added to the "Foreign Securities" section under "Main Risks":

     CURRENCY MANAGEMENT STRATEGIES. Currency management strategies, including the use of cross currency forwards and currency futures contracts, may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the manager expects. In addition, currency management strategies, to the extent that they are used as a hedging technique to reduce the Fund's exposure to currency risks, may also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR
BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free IncomeFund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

10/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)  One Franklin Parkway
                                          San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON INTERNATIONAL BOND FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

447 A2008 10/08


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $177,162 for the fiscal year ended August 31, 2008 and $71,516 for the fiscal year ended August 31, 2007.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2008 and $46,000 for the fiscal year ended August 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $7,892 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $276,185 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $284,077 for the fiscal year ended August 31, 2008 and $46,000 for the fiscal year ended August 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.                N/A


ITEM 6. SCHEDULE OF INVESTMENTS.                              N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST


By /s/GALEN G. VETTER
  -----------------------------------
    Galen G. Vetter
    Chief Executive Officer - Finance and
     Administration
Date:  October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/GALEN G. VETTER
  -----------------------------------
    Galen G. Vetter
    Chief Executive Officer - Finance and
     Administration
Date:  October 28, 2008


By /s/LAURA F. FERGERSON
 ------------------------------------
   Laura F. Fergerson
   Chief Financial Officer and
    Chief Accounting Officer
Date:  October 28, 2008